Exhibit 10.18
OFFICE LEASE
OAKMEAD WEST
Between
CARR NP PROPERTIES, L.L.C.,
a Delaware limited liability company,
as Landlord,
and
SHORETEL, INC.,
a California corporation,
as Tenant.
OAKMEAD WEST
ShoreTel, Inc.

OAKMEAD WEST
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i

EXHIBITS

A	OUTLINE OF PREMISES
B	PROPERTY TO BE REMOVED
C	FORM OF NOTICE OF LEASE TERM DATES
D	RULES AND REGULATIONS
D-1	ROOFTOP RULES AND REGULATIONS
E	FORM OF TENANT’S ESTOPPEL CERTIFICATE
F	FORM OF RECOGNITION OF COVENANTS, CONDITIONS AND RESTRICTIONS
G	FORM OF ENVIRONMENTAL QUESTIONNAIRE
H	INVENTORY OF PERSONAL PROPERTY
I	SUBORDINATION AND NON-DISTURBANCE AGREEMENT
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OAKMEAD WEST
INDEX

Page(s)
Additional Insured Parties	23
Additional Rent	7
Alterations	18
Anti-Terrorism Law	53
Applicable Requirements	15
Applied Materials Sublease	5
Base Rent	6
Building	5
Building Systems	16
Cable Path	39
CC&Rs	15
Claims	21
Common Areas	6
Communications Equipment	38
Connections	39
Contemplated Effective Date	27
Contemplated Transfer Space	27
Contemplated Transfer Term	27
Cost Pools	12
Current CC&Rs	15
Direct Expenses	7
Equipment	39
Estimate	13
Estimate Statement	13
Estimated Direct Expenses	13
Executive Order No. 13224	53
Expense Year	7
Force Majeure	50
Future CC&Rs	15
GACC	35
HVAC	16
Identification Requirements	56
Included Capital Items	8
Interest Rate	45
Landlord	1
Landlord Parties	21
Landlord Repair Notice	24
Landlord’s Repair Obligations	17
Lease	1
Lease Commencement Date	6
Lease Expiration Date	6
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Page(s)
Lease Term	6
Lease Year	6
License	38
License Area	38
Lines	56
Mail	51
Management Fee	7
Net Worth	32
Nine Month Period	30
Notices	51
Operating Expenses	8
Original Improvements	22
Other Improvements	57
Permitted Transfer	31
Permitted Transferee	31
Permitted Transferees	31
Premises	5
Prepaid Rent	7
Prohibited Person	53
Project,	5
Proposition 13	11
Prorated First Rent Payment	7
Recoverable Expenses	29
Remedial Work	42
Renovations	55
Roof Repairs	39
Security Deposit	38
Security Holder	34
Signage Standards	40
SNDA	35
Statement	12
Summary	1
Tax Expenses	11
Tenant	1
Tenant Parties	21
Tenant’s Repair Obligations	16
Tenant’s Share	12
Tenant’s Signage Rights	40
Transfer Notice	27
Transfer Premium	29
Transferee	27
Transferee Financials	27
Transferor	27
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Page(s)
Underlying Documents	8
USA Patriot Act	53
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v

OAKMEAD WEST
OFFICE LEASE
     This Office Lease (the “Lease”), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the “Summary”), below, is made by and between CARR NP PROPERTIES, L.L.C., a Delaware limited liability company (“Landlord”), and SHORETEL, INC.,a California corporation (“Tenant”).
SUMMARY OF BASIC LEASE INFORMATION

TERMS OF LEASE			DESCRIPTION

1.	Date:		April 20, 2007

2.	Premises/Building
	(Article 1):		Approximately 63,781 rentable square feet of space, comprising the entirety of the building located at 960 Stewart Drive, Sunnyvale, California, as further set forth as “Building G” in Exhibit A to this Lease

3.	Lease Term
(Article 2).

	3.1	Length of Term:	Two (2) years

	3.2	Lease Commencement Date:	October 6, 2007

	3.3	Lease Expiration Date:	October 31, 2009
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4.	Base Rent (Article 3):

			Monthly Base
		Monthly	Rent
Period During	Annual	Installment	per Rentable
Lease Term	Base Rent	of Base Rent	Square Foot
October 6, 2007 – October 5, 2008	$1,415,938.20	$117,994.85	$1.85

October 6, 2008 – October 31, 2009	$1,486,735.11	$123,894.59	1.9425

5.	Intentionally Omitted

6.	Tenant’s Share	100% of the Building
	(Article 4):	14.97% of the Project

7.	Permitted Use
	(Article 5):	General office, warehouse, light assembly and manufacturing, research and development

8.	Security Deposit
	(Article 21):	$117,994.85

	Prepaid Base Rent
	(Article 3):	$117,994.85

	Prepaid Additional Rent
	(Article 3):	$20,409.92
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9.	Parking Ratio
	(Article 28):	Two hundred fifty-five (255) parking spaces, of which twelve (12) spaces shall be designated as “ShoreTel Visitor Parking”, subject to Applicable Requirements (as defined in Section 5.2 below), including any applicable transportation management program applicable to the Project. Such Reserved Spaces shall be designated by signs or other markings to be installed by Tenant, at Tenant’s sole cost and expense, subject to Landlord’s reasonable approval, and located as part of the parking stalls immediately in front of the front door of the Premises.

10.	Address of Tenant
	(Section 29.18):	960 Stewart Drive
Sunnyvale, California 94085-3912
Attention: Director of Facilities

with copy to:		960 Stewart Drive
Sunnyvale, California 94085-3912
Attention: CFO

11.	Address of Landlord
	(Section 29.18):	See Section 29.18 of the Lease.
OAKMEAD WEST
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12.	Rent Payment Address	Carr NP Properties, L.L.C.
	(Article 3):	f/b/o German American Capital Corporation as secured party, Collection Account
		P.O. Box 642922
		Pittsburgh, PA 15264-2922

		Or by wire transfer or ACH as follows:

		Bank:	PNC Bank, NA
		Account Name:	Carr NP Properties, L.L.C.
			f/b/o German American Capital
			Corporation as secured party,
			Collection Account
		Account No.:	1019785375
		ABA No.:	043000096
		Reference:	642922
		Customer No.:	TBD

13.	Tenant’s Broker	The Staubach Company – San Diego, Inc.
	(Section 29.24):
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ARTICLE 1
PREMISES, BUILDING, PROJECT, AND COMMON AREAS
     1.1 Premises, Building, Project and Common Areas.
          1.1.1 The Premises.
               (a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the “Premises” and sometimes also herein referred to as the “Building”). The outline of the Premises is set forth in Exhibit A attached hereto. Landlord and Tenant hereby acknowledge and agree that the rentable square footage of the Premises shall be as set forth in Section 2.2 of the Summary and that the same shall not be subject to re-measurement or modification. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the approximate location of the Premises only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the “Common Areas,” as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Premises or the “Project,” as that term is defined in Section 1.1.2, below.
               (b) Tenant acknowledges and agrees that it has been occupying the Premises pursuant to a Sublease dated as of November 5, 1998, as amended, between Tenant and Applied Materials, Inc., a Delaware corporation (“Applied Materials Sublease”), and that its occupancy of the Premises commencing on the Lease Commencement Date is a continuation of its previous occupancy of the Premises. Tenant is familiar with the condition of the Premises and agrees to accept the Premises on and from the Lease Commencement Date in its existing “as is” condition without any obligation of Landlord to repair, remodel, improve or alter the Premises, to perform any other construction or other work of improvement upon the Premises, or to provide Tenant with any construction or refurbishing allowance whatsoever. Tenant further acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business. Tenant’s occupancy of the Premises as of the Lease Commencement Date shall conclusively establish that the Premises were at such time in good and sanitary order, condition and repair.
          1.1.2 The Project. The Premises are a part of an office project, consisting of seven (7) buildings, and commonly known as “OAKMEAD WEST ”; and the term “Project,” as used in this Lease, shall mean (i) those buildings and the Common Areas, (ii) the land (which is improved with landscaping, above ground and subterranean parking facilities and other improvements) upon which such buildings and the Common Areas are located, and (iii) at Landlord’s discretion, any additional real property, areas, land, buildings or other improvements added thereto outside of the Project.
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          1.1.3 Common Areas. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the “Common Areas”). The manner in which the Common Areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas.
ARTICLE 2
LEASE TERM
     The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the “Lease Term”) shall be as set forth in Section 3.1 of the Summary, shall commence on the date set forth in Section 3.2 of the Summary (the “Lease Commencement Date”), and shall terminate on the date set forth in Section 3.3 of the Summary (the “Lease Expiration Date”) unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term “Lease Year” shall mean each consecutive twelve (12) month period beginning with the Lease Commencement Date, except that if the Lease Commencement Date is not the first day of a calendar month, then the first Lease Year shall be the period from the Lease Commencement Date through the final day of the calendar month during which the first anniversary of the Lease Commencement Date occurs, and subsequent Lease Years shall be each succeeding twelve month period during the Term following the first Lease Year. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within five (5) days of receipt thereof. This Lease shall be a binding contractual obligation effective upon execution and delivery hereof by Landlord and Tenant, notwithstanding the later commencement of the Lease Term.
ARTICLE 3
BASE RENT
     Tenant shall pay, without prior notice or demand, to Landlord or Landlord’s agent at the Rent Payment Address specified in Section 12 of the Summary, or, at Landlord’s option, at such other place as Landlord may from time to time designate in writing, by a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent (“Base Rent”) as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever; provided, however, that upon Tenant’s execution and delivery of this Lease to Landlord, Tenant shall pay to Landlord the Prepaid Base Rent and Prepaid Additional Rent set
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forth in Section 7 of the Summary (“Prepaid Rent”), which shall be applied to the first monthly installment of Base Rent and Tenant’s Share of Direct Expenses (as described in Article 4 below) payable by Tenant following the Lease Commencement Date, but if the Lease Commencement Date is a day other than the first day of a calendar month, then (a) the Prepaid Rent shall be applied to the Base Rent and Tenant’s Share of Direct Expenses payable by Tenant for the partial month in which the Lease Commencement Date occurs and the next succeeding calendar month and (b) the Prorated First Rent Payment (as defined below) shall be payable by Tenant on or before the first full calendar month following the Lease Commencement Date. The “Prorated First Rent Payment” means the remaining amount of Base Rent and Tenant’s Share of Direct Expenses payable by Tenant for the first full calendar month following the Lease Commencement Date, after the Prepaid Rent is applied as provided above. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term on the basis of the actual number of days in the applicable month. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.
ARTICLE 4
ADDITIONAL RENT
     4.1 General Terms. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay “Tenant’s Share” of the annual “Direct Expenses,” as those terms are defined in Sections 4.2.1 and 4.2.2 of this Lease, respectively. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the “Additional Rent”, and the Base Rent and the Additional Rent are herein collectively referred to as “Rent.” All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.
     4.2 Definitions of Key Terms Relating to Additional Rent. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:
          4.2.1 “Direct Expenses” shall mean (a) “Operating Expenses”, (b) “Tax Expenses” and (c) a management fee (the “Management Fee”) equal to three (3%) of the sum of Base Rent, Operating Expenses and Taxes for the applicable Expense Year.
          4.2.2 “Expense Year” shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change,
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Tenant’s Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.
          4.2.3 “Operating Expenses” shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement or operation of the Project, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities, the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a governmentally mandated transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project as reasonably determined by Landlord, and any deductibles paid under policies of any such insurance not to exceed $25,000 per occurrence; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) the cost of parking area operation, repair and maintenance; (vi) fees and other costs of all contractors and consultants in connection with the operation, maintenance and repair of the Project; (vii) payments under any equipment rental agreements and the fair rental value of any management office space; (viii) subject to item (f), below, wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, maintenance and security of the Project; (ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Project; (xi) the cost of janitorial, alarm, security and other services, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost) over such period of time as Landlord shall reasonably determine, of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) except for costs and expenses which are the sole responsibility of Tenant pursuant to Section 7.2 below, all costs paid or incurred by Landlord to perform Landlord’s Repair Obligations (as defined in pursuant to Section 7.2.1 below); and (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute “Tax Expenses” as that term is defined in Section 4.2.5, below, and (xv) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building, including, without limitation, any covenants, conditions and restrictions affecting the property, and reciprocal easement agreements affecting the property, any parking licenses, and any agreements with transit agencies affecting the Property (collectively, and including, without limitation, any CC&Rs, as defined below, the “Underlying Documents”). Subject to the provisions of Section 4.2.3(o) below, any Operating Expenses that constitute capital expenditures (collectively, “Included Capital Items”) shall be amortized by Landlord (including interest on the amortized cost) over such period of time as Landlord shall reasonably determine, and such amortized costs shall be included in Operating Expenses only for that portion of the useful life of the Included
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Capital Item which falls within the Lease Term, unless the cost of the Included Capital Item is less than Ten Thousand Dollars ($10,000), in which case it shall be expensed in the year in which it was incurred.
          Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:
               (a) costs, including legal fees, space planners’ fees, advertising and promotional expenses (except as otherwise set forth above), and brokerage fees incurred in connection with the original construction or development, or original or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants initially occupying space in the Project after the Lease Commencement Date or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs relating to any common areas of the Project or parking facilities);
               (b) except as set forth in item (xii) above and except with regard to Included Capital Items, depreciation, interest and principal payments on mortgages and other debt costs, if any, penalties and interest;
               (c) costs for which the Landlord is reimbursed by any tenant or occupant of the Project or by insurance by its carrier or any tenant’s carrier or by anyone else, and electric power costs for which any tenant directly contracts with the local public service company;
               (d) any bad debt loss, rent loss, or reserves for bad debts or rent loss;
               (e) costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Project). Costs associated with the operation of the business of the partnership or entity which constitutes the Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord’s interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants;
               (f) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Project manager;
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               (g) amount paid as ground rental for the Project by the Landlord;
               (h) except for the Management Fee, overhead and profit increment paid to Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis;
               (i) any compensation paid to clerks, attendants or other persons in commercial concessions operated by the Landlord (which shall specifically exclude the parking facilities), provided that any compensation paid to any concierge at the Project shall be includable as an Operating Expense;
               (j) rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project;
               (k) all items and services for which Tenant or any other tenant in the Project reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;
               (l) any costs expressly excluded from Operating Expenses elsewhere in this Lease;
               (m) rent for any office space occupied by Project management personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the comparable buildings in the vicinity of the Building, with adjustment where appropriate for the size of the applicable project;
               (n) costs arising from the gross negligence or willful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services;
               (o) the cost of repairs or other work occasioned by any insured fire or other casualty (as described in Article 11 below), to the extent that Landlord shall receive proceeds of such insurance (provided that costs of repairing an insured casualty to the extent of the deductible amount under the applicable insurance policy shall, subject to the provisions of this Section 4.2.3, constitute an Operating Expense); and
               (p) the cost of any repairs, alterations, additions, changes, replacements, and other items which, under generally accepted accounting principles, are properly classified as capital expenditures, to the extent they upgrade or improve the Building or Project as opposed to repair or replace existing items that have worn out, unless such upgrades or improvements are (i) necessitated by Applicable Requirements first applicable following the date
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of this Lease or (ii) are reasonably intended to reduce Operating Expenses or improve life/safety conditions.
          4.2.4 Taxes.
               4.2.4.1 “Tax Expenses” shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof.
               4.2.4.2 Tax Expenses shall include, without limitation: (i) Any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project’s contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.
               4.2.4.3 Any costs and expenses (including, without limitation, reasonable attorneys’ and consultants’ fees) incurred to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are incurred. Tax refunds shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this Article 4 for such Expense Year. If Tax Expenses for any period
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during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant’s Share of any such increased Tax Expenses. Notwithstanding anything to the contrary contained in this Section 4.2.5 (except as set forth in Section 4.2.5.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord’s general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.5 of this Lease.
          4.2.5 “Tenant’s Share” shall mean the percentage set forth in Section 6 of the Summary.
     4.3 Cost Pools. Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses for the Project among different portions or occupants of the Project (the “Cost Pools”), in Landlord’s reasonable discretion. Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project. The Direct Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner.
     4.4 Calculation and Payment of Additional Rent. Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, an amount equal to Tenant’s Share of Direct Expenses; provided, however, that if the Lease Expiration Date occurs on a day other than the last day of an Expense Year, Tenant’s Share of Direct Expenses during such Expense Year shall be prorated on the basis that the number of days from the commencement of such Expense Year to and including the Lease Expiration Date bears to three hundred sixty-five (365).
          4.4.1 Statement of Actual Direct Expenses and Payment by Tenant. Landlord shall endeavor to give to Tenant within 150 days following the end of each Expense Year (or as soon thereafter as is reasonably practicable), a statement (the “Statement”) which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount of Tenant’s Share of Direct Expenses. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, Tenant shall pay, with its next installment of Base Rent due, the full amount of Tenant’s Share of Direct Expenses for such Expense Year, less the amounts, if any, paid during such Expense Year as “Estimated Direct Expenses,” as that term is defined in Section 4.4.2, below, and if Tenant paid more as Estimated Direct Expenses than the actual Tenant’s Share of Direct Expenses, Tenant shall receive a credit in the amount of Tenant’s overpayment against Rent next due under this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant’s Share of Direct Expenses for the Expense Year in which this Lease terminates, Tenant shall within 30 days of invoice pay to Landlord Tenant’s Share of Direct Expenses, and if Tenant paid more as
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Estimated Direct Expenses than the actual Tenant’s Share of Direct Expenses, Landlord shall, within thirty (30) days, deliver a check payable to Tenant in the amount of the overpayment. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term.
          4.4.2 Statement of Estimated Direct Expenses. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the “Estimate Statement”) which shall set forth Landlord’s reasonable estimate (the “Estimate”) of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated Tenant’s Share of Direct Expenses (the “Estimated Direct Expenses”). The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Direct Expenses under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Direct Expenses theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Direct Expenses for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Direct Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant.
     4.5 Taxes and Other Charges for Which Tenant Is Directly Responsible.
          4.5.1 Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against Tenant’s equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant’s equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord’s property or if the assessed value of Landlord’s property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.
          4.5.2 If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord’s “building standard” in other space in the Project are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above.
          4.5.3 Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other
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applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.
     4.6 Books and Records. Landlord shall maintain books and records reflecting the Operating Expenses and Tax Expenses in accordance with sound accounting and management practices. Tenant and a certified public accountant employed by a certified public accounting firm reasonably acceptable to Landlord and working on a non-contingency fee basis shall have the right to inspect Landlord’s records at Landlord’s applicable local office or other location designated by Landlord upon at least seventy-two (72) hours’ prior notice during normal business hours during the ninety (90) days following Landlord’s delivery of the Statement to Tenant. The results of any such inspection shall be kept strictly confidential by Tenant and its agents, and Tenant and its certified public accountant must agree, in their contract for such services, to such confidentiality restrictions and shall specifically agree that the results shall not be made available to any other tenant of the Project (and in connection with the foregoing, prior to exercising its rights hereunder, Tenant and its agents shall sign a confidentiality agreement acceptable to Landlord). Unless Tenant sends to Landlord any written exception to a Statement within said ninety (90) day period, such Statement shall be deemed final and accepted by Tenant and Tenant waives any other rights pursuant to applicable law to inspect Landlord’s books and records and/or to contest the amount of Operating Expenses and/or Tax Expenses due hereunder. Tenant shall pay the amount shown on any Statement in the manner prescribed in this Lease, whether or not Tenant takes any such written exception, without any prejudice to such exception. If Tenant makes a timely exception, Landlord shall cause an independent certified public accountant to issue a final and conclusive resolution of Tenant’s exception. If, according to such accountant, Landlord’s original determination of annual Operating Expenses and Tax Expenses overstated the amounts thereof, in the aggregate, by five percent (5%) or less or understated the amounts thereof, then Tenant shall pay the reasonable cost of the certification, and, in the case of an understatement, shall pay to Landlord the deficiency in Tenant’s payment of Operating Expenses and Tax Expenses within twenty (20) days following Tenant’s receipt of such certification. If, according to such certification, Landlord’s original determination of annual Operating Expenses and Tax Expenses overstated the amounts thereof, in the aggregate, by more than five percent (5%), then Landlord shall pay the reasonable cost of the certification and shall, at its election, either promptly refund to Tenant the amount of Tenant’s overpayment of Operating Expenses and Tax Expenses or, if this Lease is still in effect, credit such overpayment against Tenant’s subsequent obligations to pay Operating Expenses and Tax Expenses. If this Lease is no longer in effect, then, provided that Landlord has not terminated this Lease following a Tenant default pursuant to Article 19 below (in which event, Landlord shall credit the amount of such refund against Landlord’s damages therefrom), Landlord shall pay the reasonable cost of the certification and shall promptly refund to Tenant the amount of Tenant’s overpayment of Operating Expenses and Tax Expenses. This provision shall survive the termination or expiration of this Lease.
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ARTICLE 5
USE OF PREMISES
     5.1 Permitted Use. Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord’s sole discretion.
     5.2 Prohibited Uses. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit D, attached hereto, or in violation of the laws of the United States of America, the State of California, the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project, including, without limitation, any Environmental Laws (as defined in Section 24.2.7 below) or any Underlying Documents (collectively, “Applicable Requirements”). A violation of the Rules and Regulations by Tenant shall be deemed a default under this Article 5. Tenant shall not do or permit anything to be done in or about the Premises which will in any way damage the reputation of the Project or obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them or use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with, and Tenant’s rights and obligations under the Lease and Tenant’s use of the Premises shall be subject and subordinate to, all Underlying Documents now or hereafter affecting the Project.
     5.3 CC&Rs. Tenant shall comply with all recorded covenants, conditions, and restrictions currently affecting the Project (the “Current CC&Rs”). Additionally, Tenant acknowledges that the Project may be subject to any future covenants, conditions, and restrictions and/or amendments to the Current CC&Rs (in any such event, the “Future CC&Rs”) which Landlord, in Landlord’s discretion, deems reasonably necessary or desirable, and Tenant agrees that this Lease shall be subject and subordinate to the Current CC&Rs and such Future CC&Rs (collectively, the “CC&Rs”). Landlord shall have the right to require Tenant to execute and acknowledge, within ten (10) business days of a request by Landlord, a “Recognition of Covenants, Conditions, and Restriction,” in a form substantially similar to that attached hereto as Exhibit F, agreeing to and acknowledging the CC&Rs.
ARTICLE 6
SERVICES AND UTILITIES
     Tenant shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials and services furnished directly to or used by Tenant on or about the Premises during the Term, including, without limitation, (a) meter, use and/or connection fees, hook-up fees, or standby fees, and (b) penalties for discontinued interrupted service. Tenant’s use of electricity shall never exceed the capacity
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of the feeders to the Project or the risers or wiring installation, and subject to the terms of Section 29.31, below. Any interruption or cessation of utilities resulting from any causes, including any entry for repairs pursuant to this Lease, and any renovation, redecoration or rehabilitation of any area of the Project, shall not render Landlord liable for damages to either person or property or for interruption or loss to Tenant’s business, nor be construed as an eviction of Tenant, nor work an abatement of any portion of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof.
ARTICLE 7
REPAIRS
     7.1 Tenant’s Obligations.
          7.1.1 Except to the extent expressly Landlord’s obligation under Section 7.1.2 below, Tenant shall, throughout the Term at its sole cost and expense, (a) keep and maintain the Premises in good order and condition, and repair and replace every part thereof (“Tenant’s Repair Obligations”), including, without limitation, the following: (1) glass, windows, window frames, window casements (including the repairing, resealing, cleaning and replacing of both interior and exterior windows) and skylights; (2) interior and exterior doors, door frames and door closers; (3) interior lighting (including, without limitation, light bulbs and ballasts); (4) the heating, ventilating and air conditioning (“HVAC”) systems and equipment, the plumbing, sewer, drainage, electrical, fire protection, elevator, escalator, life safety and security systems and equipment and other mechanical, electrical and communications systems and equipment (collectively, the “Building Systems”), or portions of the Building Systems, that exclusively serve the Premises, including, without limitation, (i) any specialty or supplemental Building Systems installed by or for Tenant and (ii) all electrical facilities and equipment, including lighting fixtures, lamps, fans and any exhaust equipment and systems, electrical motors and all other appliances and equipment of every kind and nature located in, upon or about the Premises; (5) all communications systems serving the Premises; (6) all of Tenant’s security systems in or about or serving the Premises; (7) Tenant’s signage; and (8) interior demising walls and partitions (including painting and wallcoverings), equipment, floors, and any roll-up doors, ramps and dock equipment, (b) furnish all expendables, including light bulbs, paper goods and soaps, used in the Premises, and (c) to the extent that Landlord notifies Tenant in writing of its intention to no longer arrange for such monitoring, cause the fire alarm systems serving the Premises to be monitored by a monitoring or protective services firm approved by Landlord in writing.
          7.1.2 Tenant shall also be responsible for all pest control within the Premises, and for all trash removal and disposal from the Premises. With respect to any HVAC systems and equipment exclusively serving the Premises, Tenant shall obtain HVAC systems preventive maintenance contracts with bimonthly or monthly service in accordance with manufacturer recommendations, which shall be subject to the reasonable prior written approval of Landlord and paid for by Tenant, and which shall provide for and include replacement of filters, oiling and lubricating of machinery, parts replacement, adjustment of drive belts, oil changes and other preventive maintenance, including annual maintenance of duct work, interior unit drains and
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caulking of sheet metal, and recaulking of jacks and vents on an annual basis. Tenant shall have the benefit of all warranties available to Landlord regarding the HVAC systems and equipment.
          7.1.3 Tenant’s repair, maintenance and replacement obligations shall be performed under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord; provided, however, that (a) with respect to the Building Systems serving the Premises, Landlord may elect to perform all or some of the foregoing maintenance, repairs and replacement itself (including obtaining HVAC systems preventive maintenance contracts), at Tenant’s expense, and (b) if Tenant fails to perform Tenant’s Repair Obligations, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord’s involvement with such repairs and replacements, within ten (10) days after receipt of an invoice therefor.
          7.1.4 Notwithstanding the provisions of Section 7.1.3 above, if, with respect to the Building Systems serving the Premises, Tenant’s repair and replacement obligations hereunder require Tenant to incur capital expenditures, then such repairs or replacements shall be Landlord’s Repair Obligations pursuant to Section 7.2.1 below, and Tenant shall pay Landlord the cost of such repairs or replacements as an Included Capital Item hereunder, plus, within thirty (30) days after receipt of an invoice therefor, a percentage of the cost thereof (to be uniformly established for the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord’s involvement with such repairs and replacements. The exclusion from Operating Expenses described in Section 4.2.3(o) above shall not be applicable to the capital expenditures incurred by Landlord pursuant this Section.
     7.2 Landlord’s Obligations.
          7.2.1 Subject to the provisions of Article 11 and Article 13 hereof, Landlord shall maintain, repair and replace the following items (“Landlord’s Repair Obligations”): (a) the non-structural portions of the roof of the Building, including the roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages the roof coverings, in which event Tenant shall pay all costs resulting from the presence of such additional equipment); (b) the Building Systems serving the Premises and/or the Project, or portions thereof, for which Tenant is not responsible pursuant to Section 7.1 above; and (c) the parking areas of the Project, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the common areas of the Project. Landlord’s Repair Obligations also includes the routine repair and maintenance of the load bearing and exterior walls of the Building, including, without limitation, any painting, sealing, patching and waterproofing of such walls.
          7.2.2 Subject to the provisions of Article 11 and Article 13 hereof, Landlord, at its own cost and expense, agrees to repair and maintain the structural portions of the roof (specifically excluding the roof coverings), the foundation, the footings, the floor slab, and the load bearing walls and exterior walls of the Building (excluding any glass and any routine
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maintenance, including, without limitation, any painting, sealing, patching and waterproofing of such walls).
          7.2.3 Notwithstanding any provision in Section 7.1.4, Section 7.2.1 or Section 7.2.2 to the contrary, any damage to the portions of the Project that Landlord is required to repair under Section 7.1.4, Section 7.2.1 or Section 7.2.2 above arising from and only to the extent of arising from the negligence or willful misconduct of Tenant or any Tenant Parties (as defined in Section 10.1.2 below) shall be repaired by Landlord, and Tenant shall pay Landlord the cost thereof (or, if covered by Landlord’s insurance, Tenant shall pay any deductible in connection therewith), including a percentage of the cost thereof (to be uniformly established for the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord’s involvement with such repairs and replacements, within thirty (30) days after receipt of an invoice therefor. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements or additions to the Premises or to any equipment located in the Premises as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. As a condition precedent to all of Landlord’s repair and maintenance obligations under this Lease, Tenant must have notified Landlord of the need of such repairs or maintenance.
     7.3 Waiver. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.
ARTICLE 8
ADDITIONS AND ALTERATIONS
     8.1 Landlord’s Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the “Alterations”) without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than twenty (20) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the structural portions or the systems or equipment of the Building or is visible from the exterior of the Building. Notwithstanding the foregoing, Tenant shall be permitted to make Alterations following ten (10) business days notice to Landlord, but without Landlord’s prior consent, to the extent that such Alterations are decorative only (i.e., installation of carpeting or painting of the Premises).
     8.2 Manner of Construction. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, subcontractors, materials, mechanics and materialmen approved by Landlord, the requirement that upon Landlord’s request,
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Tenant shall, at Tenant’s expense, remove such Alterations upon the expiration or any early termination of the Lease Term. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the city in which the Building is located all in conformance with Landlord’s construction rules and regulations; provided, however, that prior to commencing to construct any Alteration, Tenant shall meet with Landlord to discuss Landlord’s design parameters and code compliance issues. In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the structural portions of the Building, then Landlord shall, at Tenant’s expense, make such changes. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord’s reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant’s obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project construction manager a reproducible copy of the “as built” drawings of the Alterations as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.
     8.3 Payment for Improvements. If payment is made by Tenant directly to contractors, Tenant shall (i) comply with Landlord’s requirements for final lien releases and waivers in connection with Tenant’s payment for work to contractors, and (ii) sign Landlord’s standard contractor’s rules and regulations. If Tenant orders any work directly from Landlord, Tenant shall pay to Landlord an amount equal to Landlord’s then current standard fee to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord’s involvement with such work. If Tenant does not order any work directly from Landlord, Tenant shall reimburse Landlord for Landlord’s reasonable, actual, out of pocket costs and expenses actually incurred in connection with Landlord’s review of such work. At Landlord’s option, prior to the commencement of construction of any Alteration, Tenant shall provide Landlord with the reasonably anticipated cost thereof, which Landlord shall disburse during construction pursuant to Landlord’s standard, commercially reasonable disbursement procedure.
     8.4 Construction Insurance. In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations that cost in excess of $150,000, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries “Builder’s All Risk” insurance in an amount reasonably approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form
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of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.
     8.5 Landlord’s Property. All Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord; provided, however, that Landlord may, by written notice to Tenant, prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant’s expense, to remove any Alterations and/or improvements, repair any damage to the Premises caused by such removal, and return the affected portion of the Premises to its condition existing prior to the installment of such Alterations or improvements; provided, however, that if Tenant’s request for Landlord’s approval of any proposed Alterations contains a request, in all capital letters, that Landlord identify any portion of such Alterations that Landlord will require Tenant to remove as provided above, then Landlord will, at the time it approves such Alterations, identify such portion of the Alterations, if any, that Landlord will require Tenant to so remove. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations or improvements and return the affected portion of the Premises to their condition existing prior to the installment of such Alterations or improvements or, if elected by Landlord, to a building standard tenant improved condition as determined by Landlord, prior to the expiration or earlier termination of this Lease, Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease.
ARTICLE 9
COVENANT AGAINST LIENS
     Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any Claims (as defined in Section 10.1.2 below) arising out of same or in connection therewith. Tenant shall give Landlord notice at least ten (10) business days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under Applicable Requirements) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within ten (10) business days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord’s title to the Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Premises arising in connection with any such work or respecting the Premises not performed by
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or at the request of Landlord shall be null and void, or at Landlord’s option shall attach only against Tenant’s interest in the Premises and shall in all respects be subordinate to Landlord’s title to the Project and Premises.
ARTICLE 10
INSURANCE
     10.1 Indemnification and Waiver.
          10.1.1 Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever (including, but not limited to, any personal injuries resulting from a slip and fall in, upon or about the Premises) and agrees that Landlord, its partners and their respective officers, agents, servants, employees, and independent contractors (collectively, “Landlord Parties”) shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant, and including such claims caused in whole or in part by any active or passive act, omission, or neglect of Landlord or any Landlord Party and any claims in which liability without fault or strict liability is imposed or sought to be imposed, except only, with respect to any Landlord Party, to the extent such injury, death or damage is caused by the gross negligence or willful misconduct of such Landlord Party and not covered by the insurance required to be carried by Tenant hereunder or except to the extent such limitation on liability is prohibited by law.
          10.1.2 Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all obligations, losses, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, suits, orders or judgments), causes of action, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including reasonable attorneys’ and consultants’ fees and expenses) (“Claims”) incurred in connection with or arising from (a) any cause in, on or about the Premises (including, but not limited to, a slip and fall), (b) any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, invitees, guests or licensees of Tenant or any such person, in, on or about the Project by reason of Tenant’s occupancy of the Premises (collectively, “Tenant Parties”) or (c) any breach of the terms of this Lease, either prior to, during, or after the expiration of the Lease Term. The foregoing indemnification shall apply regardless of the active or passive negligence of Landlord Parties and regardless of whether liability without fault or strict liability is imposed or sought to be imposed on the Landlord Parties; provided, however, that, with respect to any Landlord Party, Tenant’s obligations under this Section shall be inapplicable to the extent such Claims arise from the gross negligence or willful misconduct of such Landlord Party and are not covered by the insurance required to be carried by Tenant hereunder, or to the extent such obligations are prohibited by applicable law. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant’s occupancy of the Premises, Tenant shall secure defense for Landlord and pay all expenses incurred in such suit, including without limitation, professional fees such as reasonable appraisers’, accountants’ and attorneys’ fees.
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          10.1.3 he provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination.
     10.2 Tenant’s Compliance With Landlord’s Fire and Casualty Insurance. Tenant shall, at Tenant’s expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant’s conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant’s expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.
     10.3 Tenant’s Insurance. Tenant shall maintain the following coverages in the following amounts.
          10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant’s operations, and contractual liabilities (covering the performance by Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than:

Bodily Injury and	$5,000,000 each occurrence
Property Damage Liability	$5,000,000 annual aggregate

Personal Injury Liability	$5,000,000 each occurrence
$5,000,000 annual aggregate
0% Insured’s participation

Umbrella Liability Coverage	$5,000,000 each occurrence
$5,000,000 annual aggregate
          10.3.2 Physical Damage Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant’s property on the Premises installed by, for, or at the expense of Tenant, (ii) the improvements which exist in the Premises as of the date of this Lease (the “Original Improvements”), and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an “all risks” of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, and explosion, and providing business interruption coverage for a period of one year.
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          10.3.3 Worker’s Compensation and Employer’s Liability or other similar insurance pursuant to all applicable state and local statutes and regulations.
     10.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, Landlord’s managing agent, and any other party the Landlord so specifies (“Additional Insured Parties”), as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant’s obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best’s Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) be in form and content reasonably acceptable to Landlord; and (vi) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days’ prior written notice shall have been given to Landlord and any mortgagee of Landlord. With respect to the umbrella liability coverage, Tenant, at Tenant’s sole expense, shall procure a “per location” endorsement or equivalent reasonably acceptable to Landlord so that the general aggregate and other limits apply separately and specifically to the Premises. Tenant shall deliver to Landlord, on or before the Lease Commencement Date and at least ten (10) business days before the expiration dates thereof, a certification from Tenant’s insurance company on the forms currently designated “ACORD 28” (Evidence of Commercial Property Insurance) and “ACORD 25-S” (Certificate of Liability Insurance), or the equivalent, provided that attached to the ACORD 25-S is an endorsement naming the Additional Insured Parties as additional insureds, which shall be binding on Tenant’s insurance company, and which shall expressly (a) provide that such certification conveys to the Additional Insured Parties all the rights and privileges afforded under the policies as primary insurance, and (b) contain an unconditional obligation of the insurance company to advise all of the Additional Insured Parties in writing by certified mail, return receipt requested, at least thirty (30) days in advance of any termination or change to the policies that would affect the interest of any of the Additional Insured Parties, except that ten (10) days’ prior written notice may be given in the case of nonpayment of premiums. In lieu of such certificates, Landlord shall have the right to require Tenant to deliver to Landlord, and if so required by Landlord, Tenant shall deliver to Landlord, copies of the policies of insurance required to be carried pursuant to Section 10.3 showing that the Additional Insured Parties are named as additional insureds. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.
     10.5 Subrogation. Landlord and Tenant intend that their respective property loss risks shall be borne by reasonable insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right to the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of
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subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.
     10.6 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant’s sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant’s operations therein, as may be reasonably requested by Landlord, but in no event in excess of the amounts and types of insurance then being required by landlords of buildings comparable to and in the vicinity of the Building.
ARTICLE 11
DAMAGE AND DESTRUCTION
     11.1 Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, and subject to all other terms of this Article 11, restore the structural portions and shell condition of the Building and such Common Areas. Such restoration shall be to substantially the same condition of the structural and shell portions of the Building and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, which are consistent with the character of the Project, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, upon notice (the “Landlord Repair Notice”) to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant’s insurance required under Section 10.3 of this Lease and pay to Landlord the deductible amount thereunder, and Landlord shall repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant’s business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary to Tenant’s occupancy, and the Premises are not occupied by Tenant as a result thereof, then during the time and to the extent the Premises are unfit for occupancy, the Rent shall be abated in proportion to the ratio that the amount of rentable square feet of the Premises which is unfit for occupancy for the purposes permitted under this Lease bears to the total rentable square feet of the Premises. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant’s right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.
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     11.2 Landlord’s Option to Repair. Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) in Landlord’s reasonable judgment, repairs cannot reasonably be completed within one hundred eighty (180) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered by Landlord’s insurance policies (plus the deductible amount); (iv) Landlord decides to rebuild the Building or Common Areas so that they will be substantially different structurally or architecturally; (v) the damage occurs during the last twelve (12) months of the Lease Term; or (vi) any owner of any other portion of the Project, other than Landlord, does not intend to repair the damage to such portion of the Project; provided, however, that if Landlord does not elect to terminate this Lease pursuant to Landlord’s termination right as provided above, and the repairs cannot, in the reasonable opinion of Landlord, be completed within one hundred eighty (180) days after being commenced (or within sixty (60) days if the casualty occurs during the last twelve (12) months of the Lease Term), Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant.
     11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises or the Project.
ARTICLE 12
NONWAIVER
     No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord’s knowledge of
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such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord’s right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant’s right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.
ARTICLE 13
CONDEMNATION
     If the whole or any part of the Premises or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant’s personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.
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ARTICLE 14
ASSIGNMENT AND SUBLETTING
     14.1 Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as “Transfers”, any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”, and any person by whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferor”). If Tenant desires Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the “Transfer Notice”) shall include (i) the proposed effective date of the Transfer (the “Contemplated Effective Date”), which shall not be less than ten (10) business days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, and the contemplated length of the term of such contemplated Transfer (the “Contemplated Transfer Term”); (ii) a description of the portion of the Premises to be transferred (the “Contemplated Transfer Space”), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the “Transfer Premium”, as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, provided that Landlord shall have the right to require Tenant to utilize Landlord’s standard Transfer documents in connection with the documentation of such Transfer, (iv) current financial statements of the proposed Transferee (“Transferee Financials”) certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information reasonably required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee’s business and proposed use of the Contemplated Transfer Space, and (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit E. Any Transfer made without Landlord’s prior written consent shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord’s option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord’s reasonable review and processing fees (not to exceed $500), as well as any reasonable out-of-pocket third party professional fees (including, without limitation, attorneys’, accountants’, architects’, engineers’ and consultants’ fees) incurred by Landlord for said Transfer, within thirty (30) days after written request by Landlord.
     14.2 Landlord’s Consent. Subject to Landlord’s rights set forth in Section 14.4 below, Landlord shall not unreasonably withhold or delay its consent to any proposed Transfer of the Contemplated Transfer Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for
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Landlord to withhold consent to any proposed Transfer where one or more of the following apply:
          14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project;
          14.2.2 The Transferee intends to use the Contemplated Transfer Space for purposes which are not permitted under this Lease;
          14.2.3 The Transferee is either a governmental agency or instrumentality thereof or a nonprofit organization;
          14.2.4 The rent charged by Tenant to such Transferee during the term of such Transfer, calculated using a present value analysis, is less than seventy-five percent (75%) of the rent being quoted by Landlord at the time of such Transfer for comparable space in the Project for a comparable term, calculated using a present value analysis;
          14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested (the parties acknowledging that if the Transferee Financials indicate that the Transferee has a Net Worth [as defined in Section 14.8 below] equal to or greater than the Net Worth of SHORETEL INC ., a California corporation (the “Original Tenant”) as of the Date of this Lease, then this condition shall be satisfied);
          14.2.6 The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease; or
          14.2.7 The proposed Transferee is a Prohibited Person, as defined in Section 29.21 below; or
          14.2.8 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, is negotiating with Landlord or has negotiated with Landlord during the six (6) month period immediately preceding the date Landlord receives the Transfer Notice, to lease space in the Project.
     If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord’s consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant’s original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord’s right of
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recapture, if any, under Section 14.4 of this Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a suit for contract damages (other than damages for injury to, or interference with, Tenant’s business including, without limitation, loss of profits, however occurring) or declaratory judgment and an injunction for the relief sought, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all Applicable Requirements, on behalf of the proposed Transferee.
     14.3 Transfer Premium.
          14.3.1 If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord sixty percent (60%) of any “Transfer Premium,” as that term is defined in this Section 14.3, received by Tenant from such Transferee. “Transfer Premium” means (i)(a) in the case of an assignment, any consideration (including, without limitation, payment for leasehold improvements) paid by the assignee on account of such assignment, and (b) in the case of any other Transfer, all rent, additional rent or other consideration paid by the Transferee to the Transferor pursuant to such Transfer in excess of the base rent and additional rent payable by such Transferor during the term of the Transfer on a per rentable square foot basis, minus (ii) any brokerage commissions (not to exceed commissions typically paid in the market at the time of such subletting or assignment) and reasonable attorneys’ fees paid by Transferor in connection with the Transfer (“Recoverable Expenses”), unless the deduction of such Recoverable Expenses is waived by Transferor pursuant to Section 14.3.2 below. For purposes of calculating the Transfer Premium in connection with a sublease, the Recoverable Expenses shall be deducted, on an amortized basis, without interest, over the term of the sublease. Payment of the portion of the Transfer Premium due Landlord hereunder shall be a joint and several obligation of Tenant and the Transferee, and shall be made to Landlord as follows: (1) in the case of an assignment, the Transferor shall pay the portion of the Transfer Premium due to Landlord within ten (10) days after the Transferor receives the consideration described in clause (i)(a) above; and (2) in the case of any other Transfer, on the first day of each month during the term of the Transfer, the Transferee shall pay directly to Landlord sixty percent (60%) of the amount by which the rent, additional rent or other consideration due from the Transferee for such month exceeds (x) the base rent and additional rent payable by the applicable Transferor for said month which is allocable to the Contemplated Transfer Space, plus (y) the amortized amount of Recoverable Expenses allocated to such month, unless such Recoverable Expenses are waived by Transferor pursuant to Section 14.3.2 below.
          14.3.2 Within sixty (60) days after the effective date of any Transfer, Transferor shall provide Landlord a written statement, together with reasonably detailed invoices therefor, certifying the total amount of Recoverable Expenses in connection with any Transfer and Tenant’s calculation of the Transfer Premium. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant, and any other Transferor, relating to a Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found to be understated, Tenant shall, within
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ten (10) days after demand, pay the deficiency; and, if understated by more than five percent (5%), Tenant shall pay Landlord’s costs of such audit.
     14.4 Landlord’s Option as to Contemplated Transfer Space. Notwithstanding anything to the contrary contained in this Article 14, in the case of a proposed assignment, sublease for all or substantially all of the remaining Lease Term, or other Transfer, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to recapture the Contemplated Transfer Space. Such recapture shall cancel and terminate this Lease with respect to such Contemplated Transfer Space as of the Contemplated Effective Date. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner, to recapture such Contemplated Transfer Space under this Section 14.4, then, subject to the other terms of this Article 14, for a period of nine (9) months (the “Nine Month Period”) commencing on the last day of such thirty (30) day period, Landlord shall not have any right to recapture the Contemplated Transfer Space with respect to any Transfer made during the Nine Month Period, provided that any such Transfer is substantially on the terms set forth in the Transfer Notice, and provided further that any such Transfer shall be subject to the remaining terms of this Article 14. If such a Transfer is not so consummated within the Nine Month Period (or if a Transfer is so consummated, then upon the expiration of the term of any Transfer of such Contemplated Transfer Space consummated within such Nine Month Period), Tenant shall again be required to submit a new Transfer Notice to Landlord with respect any contemplated Transfer, as provided above in this Section 14.4.
     14.5 Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord’s request a complete statement, certified by an independent certified public accountant, or Tenant’s chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord’s consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Contemplated Transfer Space.
     14.6 Additional Transfers. For purposes of this Lease, the term “Transfer” shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of fifty percent (50%) or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the
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counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or (B) the sale or other transfer of an aggregate of fifty percent (50%) or more of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of an aggregate of fifty percent (50%) or more of the value of the unencumbered assets of Tenant within a twelve (12) month period.
     14.7 Occurrence of Default. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to: (i) treat such Transfer as cancelled and repossess the Contemplated Transfer Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease, Landlord is hereby irrevocably authorized, as Tenant’s agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant’s obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord’s enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord’s right to enforce any term of this Lease against Tenant or any other person. If Tenant’s obligations hereunder have been guaranteed, Landlord’s consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.
     14.8 Non-Transfers. Notwithstanding anything to the contrary contained in this Article 14, if Tenant is not then in default of this Lease, Tenant may assign this Lease or sublet any portion of the Premises (hereinafter collectively referred to as a “Permitted Transfer”) to (a) an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant), (b) any successor entity to Tenant by way of merger, consolidation or other non-bankruptcy corporate reorganization, or (c) an entity which acquires all or substantially all of Tenant’s assets (collectively, “Permitted Transferees”, and, individually, a “Permitted Transferee”); provided that (i) at least ten (10) business days prior to the Transfer, Tenant notifies Landlord of such Transfer, and supplies Landlord with any documents or information reasonably requested by Landlord regarding such Transfer or Permitted Transferee, including, but not limited to, copies of the sublease or instrument of assignment and copies of documents establishing to the reasonable satisfaction of Landlord that the transaction in question is one permitted under this Section 14.8, (ii) at least ten (10) business days prior to the Transfer, Tenant furnishes Landlord with a written document executed by the proposed Permitted Transferee in which, in the case of an assignment, such entity assumes all of Tenant’s obligations under this Lease with respect to the Contemplated Transfer Space, and, in the case of a sublease, such entity agrees to sublease the Contemplated Transfer Space subject to this Lease, (iii) in the case of a Transfer pursuant to clause (b) above, the successor entity must have a net worth (computed in accordance with generally accepted accounting principles, except that intangible assets such as
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goodwill, patents, copyrights, and trademarks shall be excluded in the calculation (“Net Worth”)) at the time of the Transfer that is at least equal to the Net Worth of Tenant immediately prior to such Transfer, and (iv) any such proposed Transfer is made for a good faith operating business purpose and not, whether in a single transaction or in a series of transactions, be entered into as a subterfuge to evade the obligations and restrictions relating to Transfers set forth in this Article 14. “Control,” as used in this Section 14.8, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.
ARTICLE 15
SURRENDER OF PREMISES; OWNERSHIP AND
REMOVAL OF TRADE FIXTURES AND OTHER PROPERTY
     15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.
     15.2 Removal of Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of Section 8.5 above and this Article 15, quit and surrender possession of the Premises to Landlord in its condition existing as of the date of this Lease, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted, with all interior walls repaired and repainted if marked or damaged, all carpets shampooed and cleaned, all broken, marred or nonconforming acoustical ceiling tiles replaced, all windows washed, the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulbs or ballasts, the HVAC equipment serviced and repaired by a reputable and licensed service firm reasonably acceptable to Landlord, and all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises the following items, and shall restore the Premises to its condition prior to their installation, including, without limitation, repairing all damage caused by the installation or removal of any of the following items: (a) all debris and rubbish, (b) such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, (c) any Alterations that Landlord elects to be removed pursuant to Section 8.5, and (d) those improvements
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identified on Exhibit B attached hereto, which were installed in the Premises by Tenant prior to the date of this Lease. If Tenant does not timely remove such property, then Tenant shall be conclusively presumed to have, at Landlord’s election: (i) conveyed such property to Landlord without compensation or (ii) abandoned such property, and Landlord may dispose of or store any part thereof in any manner at Tenant’s sole cost, without waiving Landlord’s right to claim from Tenant all expenses arising out of Tenant’s failure to remove the property, and without liability to Tenant or any other person. Landlord shall have no duty to be a bailee of any such personal property. If Landlord elects to consider such property abandoned, Tenant shall be liable to Landlord for the costs of: (1) removal of any such Alterations or personal property, (2) storage, transportation, and disposition of the same, and (3) repair and restoration of the Premises, together with interest thereon at the Interest Rate from the date of expenditure by Landlord.
ARTICLE 16
HOLDING OVER
     If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with the express written consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Tenant shall pay Rent at a monthly rate equal to (a) one hundred fifty percent (150%) of the Base Rent payable by Tenant immediately prior to such holding over (without regard to any abatements of Rent on account of casualty or otherwise), plus (b) Tenant’s Share of Operating Expenses and Tax Expenses, computed on a monthly basis for each full or partial month Tenant remains in possession. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, without the express written consent of Landlord, Tenant shall be a tenant at sufferance only, for the entire Premises upon all of the terms and conditions of this Lease as might be applicable to such tenancy; provided, however, that, as liquidated damages and not as a penalty, Tenant shall pay Base Rent at a monthly rate equal to (i) for the first thirty (30) days of such holding over, one hundred fifty percent (150%) of the Base Rent payable by Tenant immediately prior to such holding over (without regard to any abatements of Rent on account of casualty or otherwise), plus Tenant’s Share of Operating Expenses and Tax Expenses; and (ii) thereafter, an amount equal to two hundred percent (200%) of the Base Rent payable by Tenant immediately prior to such holding over (without regard to any abatements of Rent on account of casualty or otherwise), plus Tenant’s Share of Operating Expenses and Tax Expenses, computed on a monthly basis for each full or partial month Tenant remains in possession. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all Claims resulting from such failure, including, without limiting the generality of the foregoing, any Claims made by any
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succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.
ARTICLE 17
ESTOPPEL CERTIFICATES
     Within ten (10) business days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord’s mortgagee or prospective mortgagee. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term, but not more than twice per calendar year, Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.
ARTICLE 18
SUBORDINATION
     This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases (each, a “Security Holder”), require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the Security Holder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or Security Holder or ground lessor, and to recognize such purchaser or Security Holder or ground lessor as the lessor under this Lease, provided such Security Holder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant’s occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord’s interest herein may be assigned as security at any time to any Security
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Holder. Without limiting the generality of the foregoing, (a) Tenant shall, concurrently with its execution and delivery of this Lease to Landlord, deliver to Landlord a Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as Exhibit I (the “SNDA”), duly executed (and acknowledged) by Tenant, and (b) within ten (10) days of request by Landlord from time to time thereafter (which may be made only in connection with a bona fide sale, financing or other similar transaction involving the Project), execute such other instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Landlord shall use commercially reasonable efforts to cause German American Capital Corporation, a Maryland corporation, the “Lender” under the SNDA (“GACC”), to execute the SNDA as soon as reasonably practicable following Landlord’s receipt of the SNDA from Tenant. Except for making such commercially reasonable efforts, Landlord will be under no duty or obligation hereunder with respect to the SNDA, nor will the failure or refusal of GACC to grant a non-disturbance agreement render Landlord liable to Tenant, or affect this Lease, in any manner. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.
ARTICLE 19
DEFAULTS; REMEDIES
     19.1 Events of Default. The occurrence of any of the following shall constitute a default of this Lease by Tenant:
          19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due unless such failure is cured within five (5) business days after notice; or
          19.1.2 Except where a specific time period is otherwise set forth for Tenant’s performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default; or
          19.1.3 Abandonment of the Premises by Tenant; or
          19.1.4 The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease where such failure continues for more than two (2) business days after notice from Landlord; or
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          19.1.5 Tenant’s failure to occupy the Premises within ten (10) business days after the Lease Commencement Date.
     The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law, and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding.
     19.2 Remedies Upon Default. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.
          19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:
               (a) The worth at the time of award of the unpaid rent which has been earned at the time of such termination; plus
               (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus
               (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus
               (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and
               (e) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.
     The term “rent” as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 19.2.1(a) and (b), above, the “worth at the time of award” shall be computed by allowing interest at the “Interest Rate” (as set forth in Article 25 of this Lease), but in no case greater than the maximum amount of such interest permitted by law. As used in Section 19.2.1(c) above, the “worth at the time of award” shall be computed by
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discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).
          19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.
          19.2.3 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.
     19.3 Efforts to Relet. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord’s interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant’s right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant’s obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.
     19.4 Landlord Defaults. Landlord shall not be in default hereunder unless Landlord fails to begin and thereafter pursue with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days after the receipt by Landlord of written notice from Tenant of the alleged failure to perform. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord’s default as to any covenant or agreement contained in this Lease. Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant’s remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunction. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, Tenant will give notice and a reasonable time to cure any default by Landlord to any Security Holder of which Tenant has been given notice.
ARTICLE 20
COVENANT OF QUIET ENJOYMENT
     Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be
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kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.
ARTICLE 21
SECURITY DEPOSIT
     Concurrently with Tenant’s execution of this Lease, Tenant shall deposit with Landlord a security deposit (the “Security Deposit”) in the amount set forth in Section 7 of the Summary, as security for the faithful performance by Tenant of all of its obligations under this Lease. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, the removal of property and the repair of resultant damage, Landlord may, without notice to Tenant, but shall not be required to apply all or any part of the Security Deposit for the payment of any Rent or any other sum in default and Tenant shall, within three (3) days after demand therefor, restore the Security Deposit to its original amount, and Tenant’s failure to do so shall, at Landlord’s option, be a default under this Lease with no opportunity to cure. Any unapplied portion of the Security Deposit shall be returned to Tenant, or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder, within sixty (60) days following the later to occur of (a) the expiration of the Lease Term or (b) Tenant’s vacation and surrender of the Premises in accordance with the requirements of this Lease. Tenant shall not be entitled to any interest on the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any successor statute, and all other provisions of law, now or hereafter in effect, to the extent they: (i) establish the time frame by which a landlord must refund a security deposit under a lease, and/or (ii) provide that a landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by a tenant or to clean the premises, it being agreed that Landlord may, in addition, claim those sums specified in this Section above and/or those sums reasonably necessary to compensate Landlord for any loss or damage caused by Tenant’s default of this Lease, as amended hereby, including, but not limited to, all damages or rent due upon termination of this Lease pursuant to Section 1951.2 of the California Civil Code.
ARTICLE 22
ROOFTOP EQUIPMENT
     22.1 Grant of License. Subject to the applicable terms and conditions contained in this Lease (including, without limitation, Article 8 above and this Section), Tenant shall have a license (the “License”), at no additional charge to Tenant, to install, operate, maintain and use, during the Lease Term, (a) HVAC and non revenue producing telecommunications and satellite equipment to serve Tenant’s business in the Premises (collectively, “Rooftop Equipment”) on the open space of the roof of the Building within the existing sight screen wall, in a specific location reasonably designated by Landlord (the “License Area”); and (b) connections for the Rooftop Equipment for (i) electrical wiring to the Building’s existing electrical supply and (ii) cable or similar connection necessary to connect the Rooftop Equipment with Tenant’s related
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equipment located in the Premises. The routes or paths for such wiring and connections shall be through the Building’s existing risers, conduits and shafts, subject to reasonable space limitations and Landlord’s reasonable requirements for use of such areas, and in all events subject to Landlord’s reasonable approval of plans and installation pursuant to other provisions of this Lease, including, without limitation, Section 29.33 below (such routes or paths are collectively referred to as the “Cable Path” and all such electrical and other connections are referred to collectively as the “Connections”). The Rooftop Equipment and Connections are collectively referred to as the “Equipment”.
     22.2 Interference. Without limiting the generality of any other provision hereof, Tenant shall install, maintain and operate the Equipment in a manner so as to not cause any electrical, electromagnetic, radio frequency or other material interference with the use and operation of any: (a) television or radio equipment in or about the Project; (b) transmitting, receiving or master television, telecommunications or microwave antennae equipment currently or hereafter located in any portion of the Project; or (c) radio communication system now or hereafter used or desired to be used by Landlord or any current licensee or tenant of Landlord (and, to the extent commercially reasonable, any future licensee or tenant of Landlord, but only provided that the same does not impair the functionality of Tenant’s Equipment). Upon notice of any such interference, Tenant shall immediately cooperate with Landlord to identify the source of the interference and shall, within twenty-four (24) hours, if requested by Landlord, cease all operations of the Equipment (except for intermittent testing as approved by Landlord, which approval shall not be unreasonably withheld) until the interference has been corrected to the reasonable satisfaction of Landlord, unless Tenant reasonably establishes prior to the expiration of such twenty-four (24) hour period that the interference is not caused by the Equipment, in which case Tenant may operate its Equipment pursuant to the terms of this Lease. Tenant shall be responsible for all costs associated with any tests deemed reasonably necessary to resolve any and all interference as set forth in this Section. If any such interference caused by Tenant has not been corrected within ten (10) days after notice to Tenant, Landlord may (i) require Tenant to remove the specific Equipment causing such interference, or (ii) eliminate the interference at Tenant’s expense. If the equipment of any other party causes interference with the Equipment, Tenant shall reasonably cooperate with such other party to resolve such interference in a mutually acceptable manner.
     22.3 Roof Repairs. If Landlord desires to perform roof repairs and/or roof replacements to the Building (the “Roof Repairs”), Landlord shall give Tenant at least ten (10) business days’ prior written notice of the date Landlord intends to commence such Roof Repairs (except in the event of an emergency, in which event Landlord shall furnish Tenant with reasonable notice in light of the circumstances), along with a description of the work scheduled to be performed, where it is scheduled to be performed on the roof, and an estimate of the time frame required for that performance. Tenant shall, within ten (10) business days following receipt of such notice, undertake such measures as it deems suitable to protect the Equipment from interference by Landlord, its agents, contractors or employees, in the course of any Roof Repairs.
     22.4 Rules and Regulations. Without limiting the applicable provisions of this Lease, Tenant’s use of the roof of the Building for the installation, operation, maintenance and use of the
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Equipment shall be subject to the terms and conditions contained in the Rooftop Work Rules and Regulations attached hereto as Exhibit D-1.
ARTICLE 23
SIGNS
     23.1 Signage Rights. Tenant shall not place on any portion of the Premises any sign, placard, lettering, banner, displays, graphic, decor or other advertising or communicative material which is visible from the exterior of the Building without Landlord’s prior written approval; provided, however, that Tenant shall be entitled to the following signage rights in accordance with Landlord’s signage standards in effect at the time (“Signage Standards”) and all Applicable Requirements (“Tenant’s Signage Rights”): (a) Project-standard tenant identification signage on the monument sign for the Building and (b) if during the Lease Term, Landlord allows any other tenant of the Project to place identification signage on the exterior of its building, or modifies the Signage Standards to allow identification signage on the exterior of the buildings in the Project, then Tenant’s Signage Rights shall include the right to place identification signage on the exterior of the Building. The material, typeface, graphic format and proportions of Tenant’s signs, as well as the precise location of such signs, shall be subject to Landlord’s approval, which shall not be unreasonably withheld. Tenant, at its expense, shall be responsible for obtaining all approvals for such signs and for obtaining and installing such signs. The failure of Tenant to obtain such approvals shall not release Tenant from any of its obligations under this Lease. Any approved signs shall strictly conform to all Applicable Requirements and shall be installed and removed at Tenant’s expense. Tenant, at its sole expense, shall maintain such signs in good condition and repair during the Term. Prior to the expiration or earlier termination of this Lease, Tenant at its sole cost shall remove all of its exterior signage and repair any and all damage caused to the Building and/or Project (including and fading or discoloration) by such signs and/or the removal of such signs from the Building and/or Project.
     23.2 Rights Personal to Tenant. Tenant’s Signage Rights are personal to, and may be exercised only by, the Original Tenant or a Permitted Transferee (and not by any other assignee, sublessee or Transferee of Tenant’s interest in this Lease), and only so long as the Original Tenant or Permitted Transferee continues to occupy the entire Premises.
ARTICLE 24
COMPLIANCE WITH LAW; HAZARDOUS SUBSTANCES
     24.1 Compliance with Laws. Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any Applicable Requirements that may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such Applicable Requirements. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at
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its sole cost and expense, to comply promptly with such standards or regulations. Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Premises as are required to comply with Applicable Requirements. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said Applicable Requirements, shall be conclusive of that fact as between Landlord and Tenant.
     24.2 Hazardous Substances; Mold Conditions.
          24.2.1 Prohibition Against Hazardous Substances.
               (a) Tenant shall not cause or permit any Hazardous Substances (as defined below) to be brought upon, produced, treated, stored, used, discharged or disposed of in or near the Project without Landlord’s prior written consent, which Landlord may give or withhold in its sole discretion. Any handling, transportation, storage, treatment, disposal or use of any Hazardous Substances in or about the Project by Tenant, its agents, employees, contractors or invitees shall strictly comply with all Applicable Requirements. Tenant shall be solely responsible for obtaining and complying with all permits necessary for the maintenance and operation of its business, including, without limitation, all permits governing the use, handling, storage, treatment, transport, discharge and disposal of Hazardous Substances. Tenant shall indemnify, defend and hold Landlord and the Landlord Parties harmless from and against any Claims (including, without limitation, diminution in value of the Premises or the Project, damages for the loss or restriction on use of leasable space or of any amenity of the Premises or the Project, damages arising from any adverse impact on marketing of space in the Project, Remedial Work (as defined below), and sums paid in settlement of claims) which result from or arise out of the use, storage, treatment, transportation, release, or disposal of any Hazardous Substances on or about the Premises during the Term and on or about the Project outside of the Premises by Tenant or any Tenant Parties.
               (b) Landlord shall have the right, at any time, but not more than two (2) times in any calendar year (unless Landlord has reasonable cause to believe that Tenant has failed to fully comply with the provisions of this Section 24.2, or unless required by any lender or governmental agency), to inspect the Premises and conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 24.2. The costs of all such inspections, tests and investigations shall be borne solely by Tenant. The foregoing rights granted to Landlord shall not, however, create (i) a duty on Landlord’s part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant or any Tenant Party with respect to Hazardous Substances, including, but not limited to, Tenant’s operation, use or remediation thereof, or (ii) liability on the part of Landlord or any Landlord Party for Tenant’s use, storage, treatment, transportation, release, or disposal of any Hazardous Substances, it being understood that Tenant shall be solely responsible for all liability in connection therewith.
          24.2.2 Landlord Notification. Tenant shall promptly provide Landlord with complete copies of all documents, correspondence and other written materials directed to or from, or relating to, Tenant concerning environmental issues at the Premises or the Project, including, without limitation,
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documents relating to the release, potential release, investigation, compliance, cleanup and abatement of Hazardous Substances, and any claims, causes of action or other legal documents related to same. Within twenty-four (24) hours of any unauthorized release, spill or discharge of Hazardous Substances, in, on, or about the Premises or Project, Tenant shall provide written notice to Landlord fully describing the event. Tenant shall also provide Landlord with a copy of any document or correspondence submitted by or on behalf of Tenant to any regulatory agency as a result of or in connection with the unauthorized release, spill or discharge. Within twenty-four (24) hours of receipt by Tenant of any warning, notice of violation, permit suspension or similar disciplinary measure relating to Tenant’s actual or alleged failure to comply with any environmental law, rule, regulation, ordinance or permit, Tenant shall provide written notice to Landlord.
          24.2.3 Remedial Work. If any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or remediation of Hazardous Substances (collectively, “Remedial Work”) is required under any Applicable Requirements as a result of the handling, use, storage, treatment, transportation or disposal of any Hazardous Substances by Tenant or any Tenant Party, then Tenant shall perform or cause to be performed the Remedial Work in compliance with Applicable Requirements or, at Landlord’s option, Landlord may cause such Remedial Work to be performed and Tenant shall reimburse Landlord for the reasonable costs thereof within thirty (30) days after demand therefor. All Remedial Work performed by Tenant shall be performed by one or more contractors, selected by Tenant and approved in advance in writing by Landlord, and under the supervision of a consulting engineer selected by Tenant and approved in advance in writing by Landlord. All costs and expenses of such Remedial Work shall be paid by Tenant, including, without limitation, the charges of such contractor(s), the consulting engineer and Landlord’s reasonable attorneys’ and experts’ fees and costs incurred in connection with monitoring or review of such Remedial Work.
          24.2.4 Hazardous Substances Disclosure Certificate. Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord a Hazardous Materials Disclosure Certificate (“Initial Disclosure Certificate”), a fully completed copy of which is attached hereto as Exhibit G and incorporated herein by this reference. The completed Hazardous Substances Disclosure Certificate shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to rely fully on the information contained therein. Tenant shall, on each anniversary of the Lease Commencement Date and at such other times as Tenant desires to handle, produce, treat, store, use, discharge or dispose of new or additional Hazardous Substances on or about the Premises that were not listed on the Initial Disclosure Certificate, complete, execute and deliver to Landlord an updated Disclosure Certificate (each, an “Updated Disclosure Certificate”) describing Tenant’s then current and proposed future uses of Hazardous Substances on or about the Premises, which Updated Disclosure Certificates shall be in the same format as that which is set forth in Exhibit G or in such updated format as Landlord may reasonably require from time to time. Tenant shall deliver an Updated Disclosure Certificate to Landlord not less than thirty (30) days prior to the date Tenant intends to commence the manufacture, treatment, use, storage, handle, discharge or disposal of new or additional Hazardous Substances on or about the Premises, and Landlord shall have the right to approve or disapprove such new or additional Hazardous Substances in its sole and absolute discretion. Tenant shall make no use of Hazardous Substances on or about the Premises except
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as described in the Initial Disclosure Certificate or as otherwise approved by Landlord in writing in accordance with this Section 24.2.
          24.2.5 Mold.
               (a) Because mold spores are present essentially everywhere and mold can grow in almost any moist location, Tenant acknowledges the necessity of adopting and enforcing good housekeeping practices, ventilation and vigilant moisture control within the Premises (particularly in kitchen areas, janitorial closets, bathrooms, in and around water fountains and other plumbing facilities and fixtures, break rooms, in and around outside walls, and in and around HVAC systems and associated drains) for the prevention of mold (such measures, “Mold Prevention Practices”). Tenant will, at its sole cost and expense keep and maintain the Premises in good order and condition in accordance with the Mold Prevention Practices and acknowledges that the control of moisture, and prevention of mold within the Premises, are integral to its obligations under this Lease.
               (b) Tenant, at its sole cost and expense, shall:
                    (1) Regularly monitor the Premises for the presence of mold and any conditions that reasonably can be expected to give rise or be attributed to mold or fungus including, but not limited to, observed or suspected instances of water damage, condensation, seepage, leaks or any other water penetration (from any source, internal or external), mold growth, mildew, repeated complaints of respiratory ailments or eye irritation by Tenant’s employees or any other occupants of the Premises, or any notice from a governmental agency of complaints regarding the indoor air quality at the Premises (the “Mold Conditions”); and
                    (2) Immediately notify Landlord in writing if it observes, suspects, has reason to believe mold or Mold Conditions at the Premises.
               (c) In the event of suspected mold or Mold Conditions at the Premises, Landlord may cause an inspection of the Premises to be conducted, during such time as Landlord may designate, to determine if mold or Mold Conditions are present at the Premises.
          24.2.6 Surrender. Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of (a) mold, Mold Conditions, debris, waste and (b) Hazardous Substances placed on, about or near the Premises by Tenant or any Tenant Parties, and in a condition which complies with all Environmental Laws and any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises or the Project, including, without limitation, the obtaining of any closure permits or other governmental permits or approvals related to Tenant’s use of Hazardous Substances in or about the Premises. Tenant’s obligations and liabilities pursuant to the provisions of this Section 24.2 shall be in addition to any other surrender requirement in this Lease and shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises and/or the Project is not in compliance with the provisions of this Lease with respect to Hazardous Substances, including, without limitation, all Environmental Laws, at the expiration or earlier termination of this Lease, then at Landlord’s
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sole option, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Lease Commencement Date and prior to the appearance of such Hazardous Substances except for normal wear and tear, including, without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes of this Lease, the terms “normal wear and tear”, “reasonable wear and tear” or similar phrases shall not include any deterioration in the condition or diminution of the value of any portion of the Premises and/or the Project in any manner whatsoever related to directly, or indirectly, Hazardous Substances. Any such holdover by Tenant will be with Landlord’s consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Article 16 of this Lease.
          24.2.7 Definitions. As used in this Lease, the following terms shall be defined as follows:
               (a) “Hazardous Substances” means (1) any substance or material that is included within the definitions of “hazardous substances,” “hazardous materials,” “toxic substances,” “pollutant,” “contaminant,” “hazardous waste,” or “solid waste” in any Environmental Law (as hereinafter defined); (2) petroleum or petroleum derivatives, including crude oil or any fraction thereof, all forms of natural gas, and petroleum products or by-products or waste; (3) polychlorinated biphenyls (PCB’s); (4) asbestos and asbestos containing materials (whether friable or non-friable); (5) lead and lead based paint or other lead containing materials (whether friable or non-friable); (6) urea formaldehyde; (7) microbiological pollutants; (8) batteries or liquid solvents or similar chemicals; (9) radon gas; (10) mildew, fungus, mold, bacteria and/or other organic spore material, whether or not airborne, colonizing, amplifying or otherwise; and (11) any additional substance, material or waste (A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws, (ii) causes or threatens to cause a nuisance on the Premises or any adjacent area or property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent area or property, or (iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws.
               (b) “Environmental Laws” means all statutes, terms, conditions, limitations, restrictions, standards, prohibitions, obligations, schedules, plans and timetables that are contained in or promulgated pursuant to any federal, state or local laws (including rules, regulations, ordinances, codes, judgments, orders, decrees, contracts, permits, stipulations, injunctions, the common law, court opinions, and demand or notice letters issued, entered, promulgated or approved thereunder), relating to pollution or the protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of Hazardous Substances into ambient air, surface water, ground water or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances including but not limited to the: Comprehensive Environmental Response Compensation and Liability Act of 1980 (CERCLA), as amended by the Superfund Amendments and Reauthorization Act of 1986 (SARA), 42 U.S.C. 9601 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 (RCRA), 42 U.S.C. 6901 et
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seq.; Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq.; Toxic Substances Control Act, 15 U.S.C. 2601 et seq.; Clean Air Act, 42 U.S.C. 7401 et seq.; and the Safe Drinking Water Act, 42 U.S.C. § 300f et seq. “Environmental Laws” shall include any statutory or common law that has developed or develops in the future regarding mold, fungus, microbiological pollutants, mildew, bacteria and/or other organic spore material. “Environmental Laws” shall not include laws relating to industrial hygiene or worker safety, except to the extent that such laws address asbestos and asbestos containing materials (whether friable or non-friable) or lead and lead based paint or other lead containing materials.
     24.3 Survival. Tenant’s obligations under this Section 24.2 shall survive the expiration or earlier termination of this Lease until all Claims within the scope of this Section 24.2 are fully, finally, and absolutely barred by the applicable statutes of limitations.
ARTICLE 25
LATE CHARGES
     If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee within five (5) business days after Tenant’s receipt of written notice from Landlord that said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount plus any reasonable attorneys’ fees incurred by Landlord by reason of Tenant’s failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at a rate per annum (“Interest Rate”) equal to the lesser of (i) the annual “Bank Prime Loan” rate cited in the Federal Reserve Statistical Release Publication G.13(415), published on the first Tuesday of each calendar month (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published) plus two (2) percentage points, or (ii) the highest rate permitted by applicable law. In the event that Tenant shall fail to timely pay Rent when due more than twice in any twelve (12) month period, at Landlord’s option, notwithstanding anything contained in this Lease to the contrary, Tenant shall thereafter be required to pay all Base Rent and estimated Direct Expenses due under this Lease quarterly in advance. Notwithstanding the foregoing, Landlord will not assess a late charge until Landlord has given written notice of such late payment for the first late payment in any twelve (12) month period and after Tenant has not cured such late payment within three (3) days from receipt of such notice. No other notices will be required during the following twelve (12) months for a late charge to be incurred.
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ARTICLE 26
LANDLORD’S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT
     26.1 Landlord’s Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant’s part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.
     26.2 Tenant’s Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant’s defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all reasonable legal fees and other amounts so expended. Tenant’s obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.
ARTICLE 27
ENTRY BY LANDLORD
     Landlord reserves the right at all reasonable times and upon twenty-four (24) hours notice to Tenant (except in the case of an emergency) to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, or to current or prospective mortgagees, ground or underlying lessors or insurers or, during the last nine (9) months of the Lease Term, to prospective tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises, or for structural alterations, repairs or improvements to the Premises or the Building’s systems and equipment. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord, including janitorial service; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent, except as otherwise provided in this Lease, and may take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant’s business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant’s vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to
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open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.
ARTICLE 28
TENANT PARKING
     Tenant shall have the non-exclusive right to park in the Project’s parking facilities in common with other tenants of the Project upon terms and conditions, as may from time to time be established by Landlord. Tenant agrees not to use more than the number of unassigned parking stalls set forth in Section 9 of the Summary, and agrees to cooperate with Landlord and other tenants in the Project in the use of the parking facilities. Landlord reserves the right in its discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking passes among Tenant and the other tenants in the Project. Tenant’s use of the parking facilities shall be at no charge, provided that Landlord shall have the right to charge Tenant the portion that Landlord deems allocable to Tenant of any charges (e.g., fees or taxes) imposed by the Regional Air Quality Control Board or other governmental or quasi-governmental agency in connection with the parking facilities (e.g., in connection with operation or use of the parking facilities). Landlord shall not be liable to Tenant, nor shall this Lease be affected, if any parking is impaired by (or if any parking charges are imposed as a result of) any moratorium, initiative, referendum, law, ordinance, regulation or order passed, issued or made by any governmental or quasi-governmental body. Tenant’s continued right to use the parking stalls is conditioned upon Tenant’s abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility (including any sticker or other identification system established by Landlord and the prohibition of vehicle repair and maintenance activities in the Project’s parking facilities), Tenant’s cooperation in seeing that Tenant’s employees and visitors also comply with such rules and regulations and Tenant not being in default under this Lease. Tenant’s use of the Project parking facility shall be at Tenant’s sole risk and Tenant acknowledges and agrees that Landlord shall have no liability whatsoever for damage to the vehicles of Tenant, its employees and/or visitors, or for other personal injury or property damage or theft relating to or connected with the parking rights granted herein or any of Tenant’s, its employees’ and/or visitors’ use of the parking facilities. Tenant’s rights hereunder are subject to the terms of any Underlying Documents. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord. Tenant’s parking rights pursuant to this Article 28 are solely for the benefit of Tenant’s own personnel and such rights may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord’s prior approval.
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ARTICLE 29
MISCELLANEOUS PROVISIONS
     29.1 Terms; Captions. The words “Landlord” and “Tenant” as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections. Unless the context clearly requires otherwise, (a) the plural and singular numbers will each be deemed to include the other; (b) the masculine, feminine, and neuter genders will each be deemed to include the others; (c) “shall,” “will,” “must,” “agrees,” and “covenants” are each mandatory; (d) “may” is permissive; (e) “or” is not exclusive; and (f) whenever the words “include,” “includes” or “including” are used in this Lease, they shall be deemed, as the context indicates, to be followed by the words “but (is/are) not limited to.” Where specific language is used to clarify or illustrate by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict the construction of the general statement which is being clarified or illustrated.
     29.2 Binding Effect. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.
     29.3 No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant’s obligations under this Lease.
     29.4 Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Building or Project require a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) business days following a request therefor. At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute a short form of Lease and deliver the same to Landlord within ten (10) business days following the request therefor.
     29.5 Transfer of Landlord’s Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released
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from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord’s obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee.
     29.6 Prohibition Against Recording. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.
     29.7 Landlord’s Title. Landlord’s title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.
     29.8 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.
     29.9 Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant’s designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.
     29.10 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.
     29.11 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.
     29.12 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.
     29.13 Landlord Exculpation. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord’s operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the lesser of (a) the interest of Landlord in the Building or (b) the equity interest Landlord would have in the Building if the Building were encumbered by third-party debt in an
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amount equal to eighty percent (80%) of the value of the Building (as such value is determined by Landlord), provided that in no event shall such liability extend to any sales or insurance proceeds received by Landlord or the Landlord Parties in connection with the Project or the Premises. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord’s and the Landlord Parties’ present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord’s obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant’s business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.
     29.14 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties’ entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.
     29.15 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.
     29.16 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, acts of war, terrorist acts, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, a “Force Majeure”), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party’s performance caused by a Force Majeure; provided, however, that nothing contained in this Section 29.16 shall (a) permit Tenant to holdover in the Premises after the expiration or earlier termination of this Lease, or (b) relieve Tenant from any obligation required to be performed by Tenant hereunder if Tenant’s failure to perform such obligation
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would constitute a breach under Article 5 or Article 24 above, or would interfere with any other tenant of the Project’s use, occupancy or enjoyment of its respective premises or the Project.
     29.17 Waiver of Redemption by Tenant. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination of this Lease.
     29.18 Notices. All notices, demands, statements, designations, approvals or other communications (collectively, “Notices”) given or required to be given by either party to the other hereunder or by law shall be in writing, shall be (A) sent by United States certified or registered mail, postage prepaid, return receipt requested (“Mail”), (B) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Mail, (C) delivered by a nationally recognized overnight courier, or (D) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given (i) three (3) days after the date it is posted if sent by Mail, (ii) the date the telecopy is transmitted, (iii) the date the overnight courier delivery is made, or (iv) the date personal delivery is made. As of the date of this Lease, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the following addresses:
Carr NP Properties, L.L.C.
1810 Gateway Drive, Suite 150
San Mateo, CA 94404
Attn: Market Officer
and
Blackstone Real Estate Advisors
345 Park Avenue
New York, NY 10154
Attn: Marshall Findley, Managing Director
and
Coblentz Patch Duffy & Bass, LLP
One Ferry Building, Suite 200
San Francisco, California 94111
Attention: Alan C. Gennis, Esq.
     29.19 Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.
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     29.20 Authority. If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. In such event, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord satisfactory evidence of such authority and, if a corporation, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (i) good standing in Tenant’s state of incorporation and (ii) qualification to do business in California.
     29.21 Tenant Representations and Warranties. Tenant hereby makes the following representations and warranties, each of which is material and being relied upon by Landlord, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of this Lease. Tenant shall re-certify such representations and warranties to Landlord periodically, upon Landlord’s reasonable request.
          29.21.1 If Tenant is an entity, Tenant is duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business in the state in which the Premises are located and the persons executing this Lease on behalf of Tenant have the full right and authority to execute this Lease on behalf of Tenant and to bind Tenant without the consent or approval of any other person or entity. Tenant has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms.
          29.21.2 Tenant has not (a) made a general assignment for the benefit of creditors, (b) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (c) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (d) suffered the attachment or other judicial seizure of all or substantially all of its assets, (e) admitted in writing its inability to pay its debts as they come due, or (f) made an offer of settlement, extension or composition to its creditors generally.
          29.21.3 Tenant is not in violation of any Anti-Terrorism Law;
          29.21.4 Tenant is not, as of the date hereof:
               (a) conducting any business or engaging in any transaction or dealing with any Prohibited Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person;
               (b) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or
               (c) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate any of the prohibitions set forth in, any Anti-Terrorism Law; and

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          29.21.5 neither Tenant nor any of its affiliates, officers, directors, shareholders, members or lease guarantor, as applicable, is a Prohibited Person.
          As used herein, “Anti-Terrorism Law” is defined as any law relating to terrorism, anti-terrorism, money-laundering or anti-money laundering activities, including without limitation the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, Executive Order No. 13224, and Title 3 of the USA Patriot Act, and any regulations promulgated under any of them. As used herein “Executive Order No. 13224” is defined as Executive Order No. 13224 on Terrorist Financing effective September 24, 2001, and relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism,” as may be amended from time to time. “Prohibited Person” is defined as (1) a person or entity that is listed in the Annex to Executive Order No. 13224, or a person or entity owned or controlled by an entity that is listed in the Annex to Executive Order No. 13224; (2) a person or entity with whom Landlord is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; or (3) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/t11sdn.pdf or at any replacement website or other official publication of such list. “USA Patriot Act” is defined as the “Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001” (Public Law 107-56), as may be amended from time to time.
     29.22 Landlord Representations and Warranties. Landlord hereby makes the following representations and warranties, each of which is material and being relied upon by Tenant, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of this Lease.
          29.22.1 If Landlord is an entity, Landlord is duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business in the state in which the Premises are located and the persons executing this Lease on behalf of Landlord have the full right and authority to execute this Lease on behalf of Landlord and to bind Landlord. Landlord has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Landlord, enforceable in accordance with its terms.
          29.22.2 Landlord has not (a) made a general assignment for the benefit of creditors, (b) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (c) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (d) suffered the attachment or other judicial seizure of all or substantially all of its assets, (e) admitted in writing its inability to pay its debts as they come due, or (f) made an offer of settlement, extension or composition to its creditors generally.
     29.23 Attorneys’ Fees. In any lawsuit, action, arbitration, quasi-judicial proceeding, administrative proceeding, or any other proceeding brought by either party to enforce any of such party’s rights or remedies under this Lease, and/or any covenant therein, including any action or proceeding for damages, unlawful detainer, declaratory relief, breach of lease, and/or

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any other action or proceeding to collect any payments required under this Lease, to enforce this Lease, or to quiet title against the other party, the prevailing party shall be entitled to reasonable attorneys’ fees and all costs, expenses and disbursements in connection with such action or proceeding, including, but not limited to, all costs of reasonable investigation, and all costs associated with expert witnesses and expert consultation, which sums may be included in any judgment or decree entered in such action in favor of the prevailing party. In addition, Tenant shall pay all attorneys’ fees and other fees and costs, including, but not limited to, investigative costs and expert witness and consultant fees and costs, that Landlord incurs in enforcing the monetary obligations of Tenant under this Lease and/or any monetary covenant herein where an action or proceeding is not brought. Tenant also shall pay all attorneys’ fees and other fees and costs, including but not limited to, investigative costs and expert witness and consultant fees and costs, that Landlord incurs in enforcing, defending, or interpreting this Lease, or otherwise protecting Landlord’s rights under this Lease, in any voluntary or involuntary bankruptcy case, assignment for the benefit of creditors, or other insolvency, liquidation, or reorganization proceeding involving Tenant or this Lease, including, but not limited to, all motions and proceedings regarding or related to relief from the automatic stay, lease assumption or rejection and/or extensions of time related thereto, lease designation, use of cash collateral, claim objections, and disclosure statements and plans of reorganization.
     29.24 Governing Law; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN GRAFTON PARTNERS L.P. v. SUPERIOR COURT, 36 CAL. 4TH 944 (2005), THE CALIFORNIA SUPREME COURT RULED THAT CONTRACTUAL, PRE-DISPUTE JURY TRIAL WAIVERS ARE UNENFORCEABLE. THE PARTIES, HOWEVER, ANTICIPATE THAT THE CALIFORNIA LEGISLATURE MAY ENACT LEGISLATION TO PERMIT SUCH WAIVERS IN CERTAIN CASES. IN ANTICIPATION OF SUCH LEGISLATION, LANDLORD AND TENANT HEREBY WAIVE, AS OF THE EFFECTIVE DATE OF SUCH LEGISLATION AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW. IN ADDITION, IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, AND (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW. THE PROVISIONS OF THIS SECTION 29.23 SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

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     29.25 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.
     29.26 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only Tenant’s Broker specified in Section 13 of the Summary, and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than Tenant’s Broker, occurring by, through, or under the indemnifying party. Landlord shall pay Tenant’s Broker a leasing commission pursuant Paragraph 8 of the Letter of Intent dated March 9, 2007.
     29.27 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.
     29.28 Project or Building Name and Signage. Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord’s reasonable discretion, desire. Tenant shall not use the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.
     29.29 Counterparts. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.
     29.30 Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant’s financial, legal, and space planning consultants.
     29.31 Building Renovations. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises or any part thereof and that no representations respecting the condition of the Premises have been made by Landlord to Tenant except as specifically set forth herein. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the “Renovations”) the Project

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and/or the Premises. Tenant hereby agrees that such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility and shall not be liable to Tenant for any injury to or interference with Tenant’s business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant’s personal property or improvements resulting from the Renovations, or for any inconvenience or annoyance occasioned by such Renovations.
     29.32 No Violation. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any Claims arising from Tenant’s breach of this warranty and representation.
     29.33 Communications and Computer Lines. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables serving the Premises (collectively, the “Lines”), provided that (i) Tenant shall obtain Landlord’s prior written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord’s reasonable opinion, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, shall be surrounded by a protective conduit reasonably acceptable to Landlord, and shall be identified in accordance with the “Identification Requirements,” as that term is set forth hereinbelow, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. All Lines shall be clearly marked with adhesive plastic labels (or plastic tags attached to such Lines with wire) to show Tenant’s name, suite number, telephone number and the name of the person to contact in the case of an emergency (A) every four feet (4’) outside the Premises (specifically including, but not limited to, the electrical room risers and other Common Areas), and (B) at the Lines’ termination point(s) (collectively, the “Identification Requirements”). Unless otherwise instructed by Landlord (by notice to Tenant), Tenant shall, at Tenant’s sole cost and expense, prior to the expiration or earlier termination of this Lease, remove any Lines located in or serving the Premises (and repair any resulting damage).
     29.34 Transportation Management. Tenant shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Project and/or the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. Such programs may include, without limitation: (i) restrictions on the number of peak-hour vehicle trips generated by Tenant; (ii) increased vehicle occupancy; (iii) implementation of an in-house ridesharing program and an employee

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transportation coordinator; (iv) working with employees and any Project, Building or area-wide ridesharing program manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (vi) utilizing flexible work shifts for employees.
     29.35 Development of the Project.
          29.35.1 Subdivision. Landlord reserves the right to further subdivide all or a portion of the Project. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision.
          29.35.2 Other Improvements. If portions of the Project or property adjacent to the Project (collectively, the “Other Improvements”) are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, provided that Tenant’s rights under this Lease are not materially impaired, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord’s right to convey all or any portion of the Project or any other of Landlord’s rights described in this Lease.
          29.35.3 Construction of Project and Other Improvements. Tenant acknowledges that portions of the Project and/or the Other Improvements may be subject to demolition or construction following Tenant’s occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such demolition or construction.

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     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

LANDLORD:		TENANT:

CARR NP PROPERTIES, L.L.C.,		SHORETEL, INC .,
a Delaware limited liability company		a California corporation

		By:	/s/ JOHN COMBS

By:	/s/ JOHN MOE		John Combs

	John Moe		Print Name
Managing Director

		Its:	CEO

[chairman, president or vice-president]

		By:	/s/ JOHN FINEGAN

John Finegan

Print Name

		Its:	SECRETARY

[secretary, assistant secretary, chief financial officer or assistant treasurer]

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EXHIBIT A
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OUTLINE OF PREMISES
See Attached
EXHIBIT A

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EXHIBIT B
OAKMEAD WEST
ALTERATIONS TO BE REMOVED BY TENANT
See Attached
EXHIBIT B

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EXHIBIT C
OAKMEAD WEST
NOTICE OF LEASE TERM DATES

To:	Carr NP Properties, L.L.C. 1810 Gateway Drive, Suite 150 San Mateo, CA 94404 Attn: Market Officer

Re:	Office Lease dated April 20, 2007, between CARR NP PROPERTIES, L.L.C., a Delaware limited liability company (“Landlord”), and SHORETEL, INC., a California corporation (Tenant”) concerning 960 Stewart Drive, Sunnyvale, California.
Gentlemen:
     In accordance with the Office Lease (the “Lease”), we wish to advise you and/or confirm as follows:
1.	The Lease Term shall commence on or has commenced on October 6, 2007 for a term of approximately two (2) years ending on September 30, 2009.

2.	Monthly Base Rent commenced to accrue on October 6, 2007, in the amount of $117,994.85.

3.	If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in the Lease.

4.	Your rent checks should be made payable to Carr NP Properties, L.L.C. at the following address:
Carr NP Properties, L.L.C.
f/b/o German American Capital Corporation
as secured party, Collection Account
P.O. Box 642922
Pittsburgh, PA 15264-2922                                                   /s/ Jeff Martin
EXHIBIT C

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	Or by wire transfer or ACH as follows:

	Bank:	PNC Bank, NA
	Account Name:	Carr NP Properties, L.L.C. f/b/o German American
		Capital Corporation as secured party, Collection Account
	Account No.:	1019785375
	ABA No.:	043000096
	Reference	642922
	Customer No.	TBD

5.	The exact number of rentable square feet within the Premises is 63,781 rentable square feet.

6.	Tenant’s Share is 100%.

“Landlord”: CARR NP PROPERTIES, L.L.C., a Delaware limited liability company
By:	/s/ JOHN MOE
John Moe
Managing Director

Agreed to and Accepted as
of May 1, 2007.
“Tenant”:
SHORETEL, INC., a
California corporation
By:  /s/ JOHN COMBS
   Its:  CEO
EXHIBIT C
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EXHIBIT D
OAKMEAD WEST
RULES AND REGULATIONS
     Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.
     1. Tenant shall not place anything, or allow anything to be placed near the glass of any window, door, partition or wall which may, in Landlord’s judgment, appear unsightly from outside of the Building, except as provided in the Lease.
     2. The sidewalks, exits and entrances located in the common areas of the Project shall not be obstructed by Tenant or used by Tenant for any purposes other than for ingress to and egress from the Premises. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and good condition and shall move all supplies, furniture and equipment as soon as received directly to the Premises and move all such items and waste being taken from the Premises (other than waste customarily removed by employees of the Premises) directly to the shipping platform at or about the time arranged for removal therefrom.
     3. Upon termination of the Lease, Tenant shall deliver to Landlord all keys and passes for offices, rooms, parking lot and toilet rooms which shall have been furnished Tenant. If the keys so furnished are lost, Tenant shall pay Landlord therefor.
     4. Without Landlord’s prior written consent, which shall not be unreasonably withheld, Tenant shall not use the name of the Project or any picture of the Project in connection with, or in promoting or advertising the business of, Tenant, except Tenant may use the address of the Project as the address of its business.
     5. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage, which may arise from a cause other than Landlord’s negligence, which includes keeping doors locked and other means of entry to the Premises closed and secured.
     6. No peddlers or solicitors shall be permitted in or about the common areas.
     7. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Project in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities.
     8. No equipment, mechanical ventilators, awnings, special shades or other forms of window covering shall be permitted either inside or outside the windows of the Premises without Landlord’s prior written consent, and then only at the expense and risk of Tenant, and they shall
EXHIBIT D
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be of such shape, color, material, quality, design and make as may be approved by Landlord, which shall not be unreasonably withheld.
     9. Tenant shall promptly remove all rubbish and waste from the Premises.
     10. Whenever Landlord’s consent, approval or satisfaction is required under these Rules, then unless otherwise stated, any such consent, approval or satisfaction must be obtained in advance, such consent or approval may be granted or withheld in Landlord’s reasonable discretion, and Landlord’s satisfaction shall be determined in its sole but reasonable judgment.
     Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord’s judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.
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EXHIBIT D-1
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ROOFTOP RULES AND REGULATIONS
     1. Roof Area. Tenant shall accept the License Area and Cable Path in their condition and “as-built” configuration existing on the Lease Commencement Date. Landlord has made no representations or promise as to the suitability or effectiveness of any part of the roof for Tenant’s proposed use, or as to any Applicable Requirements applicable to Tenant’s proposed use, or as to the condition of (or alteration or improvement of) the License Area or the Cable Path.
     2. Rooftop Installation Work. Installation of the Equipment (“Rooftop Installation Work”) must be performed in a good and workmanlike manner and in accordance with all Applicable Requirements, and shall be subject to (a) obtaining Landlord’s prior written approval of plans and specifications, which approval shall not be unreasonably withheld, conditioned or delayed, and Tenant acknowledges and agrees that, without limiting the generality of the foregoing, it shall be reasonable for Landlord to disapprove any Equipment if it exceeds roof load limitations, or if it exceeds the height of the roof parapet; (b) obtaining Landlord’s prior written approval of Tenant’s contractor for the Rooftop Installation Work, and such contractor must provide evidence of insurance reasonably satisfactory to Landlord prior to commencing work in or about the Building; and (c) all additional requirements under the Lease that apply to Alterations by Tenant. The plans and specifications for the Equipment shall include, without limitation, the design, size and features thereof and mounting structure, floor and power load requirements, cabling installations, the means of affixing or mounting the Equipment, and the means of connecting the Equipment to the Building’s electrical system and to the interior of the Premises. The giving of any approval by Landlord shall not eliminate any of Tenant’s obligations under the Lease, including, without limitation, Tenant’s obligation to obtain all required permits and to comply with all Applicable Requirements. Tenant agrees to pay Landlord’s reasonable cost of review and approval of the plans and specifications within thirty (30) days after receipt of an invoice therefor.
     3. General Requirements. In addition to the applicable provisions of the Lease, Tenant’s use of the roof of the Building is subject to the following general requirements:
          (a) Tenant shall provide Landlord with reasonable advance notice prior to commencing installation of the Equipment or other work on or to the Equipment from time to time, and agrees to afford Landlord the opportunity to be present for all such work, provided that only subsequent notice within a reasonable time shall be required in the case of an emergency that presents an immediate danger. Tenant shall reimburse Landlord for the reasonable cost of any Landlord representative being present for the performance of such work within thirty (30) days after receipt of an invoice therefor.
          (b) After the initial installation of any Equipment, Tenant shall not make any material alteration, addition or improvement thereto, without first obtaining Landlord’s prior written approval; and any such material alterations, additions or improvements shall be subject to
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all the conditions and restrictions that apply to the original Equipment, including, without limitation, the requirement that Tenant furnish Landlord with detailed plans and specifications relating to the proposed alterations, additions or improvements.
          (c) Landlord shall allow Tenant full access to the roof for the purposes of installation, maintenance and repair of the Equipment during normal business hours upon Tenant’s reasonable advance request, subject to reasonable rules and restrictions of Landlord.
          (d) Tenant, at its expense, shall at all times keep the Equipment in good order, condition and repair, and the Equipment location and the areas immediately surrounding same neat and clean. With respect to all operations relating to the Equipment, Tenant shall conduct its business and control other Tenant Parties in such manner as not to create any nuisance, or interfere with, annoy or disturb Landlord in its operation of the Building.
     4. Services. Tenant shall be responsible for the cost of supplying electricity to the Equipment, including without limitation, electricity usage, installation, maintenance and repair of any Connections and of any separate meter required by Landlord. Electric usage shall be determined, at Landlord’s option, either (a) by meter installed by Landlord at Tenant’s sole cost and expense, or (b) by Landlord’s reasonable estimate based upon the quantity of use by Tenant, the manufacturer’s specifications for electrical usage of the Equipment and any other relevant factors. Tenant shall pay Landlord monthly, within thirty (30) days after being billed therefor, for all electricity used by Tenant or any Tenant Parties in connection with the operation of the Equipment.
     5. Roof Damage. Any damage to the roof or any other portion of the Building resulting from Tenant’s installation, operation, use, maintenance or removal of the Equipment, including without limitation, leakage, water damage or damage to the roof membrane, shall be repaired by Landlord at Tenant’s sole cost and expense. Tenant shall reimburse Landlord for any costs and expenses so incurred by Landlord within thirty (30) days after Landlord’s written request and copies of invoices therefor. Tenant shall, at Tenant’s sole cost and expense, provide protection to the roof membrane as Landlord may reasonably deem necessary so that such membrane is not damaged in connection with Tenant’s installation, operation, use, maintenance or removal of Equipment.
     6. Compliance With Applicable Requirements. Tenant, at its sole cost and expense, shall comply with all Applicable Requirements applicable to the installation, maintenance, operation, use and removal of the Equipment. Without limiting the generality of the foregoing, Tenant, at its sole cost and expense, shall be responsible for obtaining, if required, any building permits, and any licenses or permits which may be required by the Federal Communications Commission (FCC), the Federal Aviation Administration (FAA) or any other governmental authority having jurisdiction over the Equipment or the Building and shall provide copies of the same to Landlord. If necessary, Landlord agrees reasonably to cooperate with Tenant, at Tenant’s sole cost and expense, to obtain any appropriate licenses or permits.
     7. Radio Frequency Emitting Equipment. To the extent Tenant is operating radio frequency (RF) emitting equipment on the roof of or inside the Building, Tenant shall cooperate generally with Landlord and other carriers such that the Building’s rooftop shall be and remain in
EXHIBIT D-1
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compliance with all rules and regulations of the U.S. Occupational Safety and Health Administration (“OSHA”) and the FCC relating to guidelines for human exposure to radio frequency or electromagnetic emission levels, as may be issued from time to time, including but not limited to the rules and regulations adopted in FCC document OET 65 (which rules and regulations have also been adopted by OSHA). If Landlord in its reasonable judgment believes that the Equipment, either by itself or in conjunction with other equipment in or on the Building, may exceed permitted emission levels, then Tenant shall (a) promptly upon Landlord’s written request, at Tenant’s sole cost and expense, deliver to Landlord a reasonably acceptable certification or survey report demonstrating that the Building’s rooftop is in compliance with all applicable FCC and OSHA rules and regulations (a “Rooftop Survey”), and (b) to the extent Tenant’s equipment or the operation thereof directly or indirectly causes the Building’s rooftop (or any section thereof) not to be in compliance with such rules and regulations, promptly remedy any such non-compliance in accordance with Landlord’s reasonable directions and at Tenant’s sole cost and expense. If Tenant (i) relocates or makes any change to the Equipment or (ii) makes any change to any equipment or operation thereof that directly or indirectly affects the operation of the Equipment, Landlord may, at its option, require that a new Rooftop Survey be conducted at Tenant’s sole cost and expense by a firm approved by Landlord in its reasonable discretion.
     8. Temporary Removal; Relocation. Tenant, at its sole expense, shall remove or relocate the Equipment on a temporary basis and upon fifteen (15) days’ written notice from Landlord at any time Landlord reasonably determines such removal or relocation is reasonably necessary or appropriate for the expeditious repair, replacement, alteration, improvement or additions to or of the roof or any area of the Cable Path, or to access any such areas for Project needs. In addition, if at any time Tenant does not lease the entirety of the Building, Landlord reserves the right to require that the Equipment be permanently relocated on not less than forty-five (45) days’ prior written notice, to another location on the roof as Landlord shall reasonably designate.
     9. Termination; Equipment As Property of Tenant. Upon the expiration or earlier termination of the Lease, Tenant shall immediately cease using the License Area and Cable Path and shall, at its own cost and expense, remove the Equipment and restore the License Area and areas affected by the cabling installations to the condition in which they were found prior to the installation of the Equipment, reasonable wear and tear excepted. The Equipment shall be considered personal property of Tenant; provided, however, if Tenant fails to remove the Equipment within thirty (30) days following the expiration or earlier termination of the Lease, it shall be deemed abandoned and may be claimed by Landlord or removed and disposed of by Landlord at Tenant’s expense.
     10. Landlord Exculpation. Tenant assumes full responsibility for protecting from theft or damage the Equipment and any other tools or equipment that Tenant may use in connection with the installation, operation, use, repair, maintenance or removal of the Equipment, assumes all risk of theft, loss or damage, and waives any Claim with respect thereto against Landlord and the other Landlord Parties. Further, in no event shall Landlord or any Landlord Parties be liable under any circumstances for any consequential damages or for injury or damage to, or interference with, Tenant’s business, including but not limited to, loss of profits, loss of rents or
EXHIBIT D-1
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other revenues, loss of business opportunity, loss of goodwill or loss of use, resulting from damage to or any failure or interruption of use of the Equipment, however occurring.
     11. Insurance; Indemnity.
          (a) Tenant shall cause the insurance policies required to be maintained pursuant to Section 10.3 of the Lease to cover the Equipment and any Claims arising in connection with the presence, use, operation, installation, repair, maintenance, or removal of the Equipment.
          (b) Tenant hereby agrees to protect, defend, indemnify and hold Landlord and the other Landlord Parties, and each of them, harmless from and against any and all Claims arising from or connected in any way with the Equipment or the operations of Tenant or any Tenant Parties in connection therewith (except, with respect to any Landlord Party, to the extent caused by the gross negligence or willful or criminal misconduct of such Landlord Party or otherwise prohibited by Governmental Requirements), including, without limitation, (i) all foreseeable and unforeseeable consequential damages, (ii) any violation of Governmental Requirements, and (iii) any personal injuries or property damage. The foregoing indemnity shall survive the expiration or earlier termination of the Lease.
     12. Rights Personal to Tenant. Tenant’s rights under Article 22 of the Lease are personal to the Original Tenant therein and any Permitted Transferee, and shall not be transferable or assignable, whether voluntarily or involuntarily, whether by operation of law or otherwise, either in connection with an assignment of the Lease, or a sublease of all or part of the Premises, or otherwise to any person or entity that has satisfied the requirements of Article 14 of the Lease, other than to Permitted Transferee. Any purported transfer of any license hereunder, other than to a Permitted Transferee, shall be void and a material default under the Lease.
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EXHIBIT E
OAKMEAD WEST
FORM OF TENANT’S ESTOPPEL CERTIFICATE
     The undersigned as Tenant under that certain Office Lease (the “Lease”) made and entered into as of                     , 200 , by and between CARR NP PROPERTIES, L.L.C., a Delaware limited liability company, as Landlord, and the undersigned as Tenant, for Premises on 960 Stewart Drive, Sunnyvale, California, certifies as follows:
     1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.
     2. The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on                     , and the Lease Term expires on                     _, and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises and/or the Project.
     3. Base Rent became payable on                     .
     4. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.
     5. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:
     6. Tenant shall not modify the documents contained in Exhibit A without the prior written consent of Landlord’s mortgagee.
     7. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through                     . The current monthly installment of Base Rent is $                                        .
     8. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder. The Lease does not require Landlord to provide any rental concessions or to pay any leasing brokerage commissions.
EXHIBIT E
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1

     9. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease. Neither Landlord, nor its successors or assigns, shall in any event be liable or responsible for, or with respect to, the retention, application and/or return to Tenant of any security deposit paid to any prior landlord of the Premises, whether or not still held by any such prior landlord, unless and until the party from whom the security deposit is being sought, whether it be a lender, or any of its successors or assigns, has actually received for its own account, as landlord, the full amount of such security deposit.
     10. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned’s knowledge, claims or any basis for a claim, that the undersigned has against Landlord.
     11. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.
     12. There are no actions pending against the undersigned under the bankruptcy or similar laws of the United States or any state.
     13. Tenant is in full compliance with all federal, state and local laws, ordinances, rules and regulations affecting its use of the Premises, including, but not limited to, those laws, ordinances, rules or regulations relating to hazardous or toxic materials. Tenant has never permitted or suffered, nor does Tenant have any knowledge of, the generation, manufacture, treatment, use, storage, disposal or discharge of any hazardous, toxic or dangerous waste, substance or material in, on, under or about the Project or the Premises or any adjacent premises or property in violation of any federal, state or local law, ordinance, rule or regulation.
     14. To the undersigned’s knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full. All work (if any) in the common areas required by the Lease to be completed by Landlord has been completed and all parking spaces required by the Lease have been furnished and/or all parking ratios required by the Lease have been met.
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2

     The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.
     Executed at                                          on the                      day of                                         , 200_.

“Tenant”: SHORETEL, INC., a California corporation
By:	/s/ JOHN COMBS
Its:

By:
Its:

EXHIBIT E
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EXHIBIT F
OAKMEAD WEST
FORM OF RECOGNITION OF COVENANTS, CONDITIONS AND RESTRICTIONS
RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
Coblentz Patch Duffy & Bass, LLP
One Ferry Building
Suite 200
San Francisco, California 94111
Attention: Alan C. Gennis, Esq.
RECOGNITION OF COVENANTS,
CONDITIONS, AND RESTRICTIONS
     This Recognition of Covenants, Conditions, and Restrictions (this “Agreement”) is entered into as of the ___day of                     , 200_, by and between CARR NP PROPERTIES, L.L.C., a Delaware limited liability company (“Landlord”), and SHORETEL, INC ., a California corporation (“Tenant”), with reference to the following facts:
     Landlord and Tenant entered into that certain Office Lease dated April 20, 2007 (the “Lease”). Pursuant to the Lease, Landlord leased to Tenant and Tenant leased from Landlord space (the “Premises”) located on certain real property described in Exhibit “A” attached hereto and incorporated herein by this reference (the “Property”), which is part of an area owned by Landlord containing approximately ___(___) acres of real property located in the City of                     , California (the “Project”), as more particularly described in Exhibit “B” attached hereto and incorporated herein by this reference.
     Landlord, as declarant, has previously recorded, or proposes to record concurrently with the recordation of this Agreement, a Declaration of Covenants, Conditions, and Restrictions (the “Declaration”), dated                                         , ___, in connection with the Project.
     Tenant is agreeing to recognize and be bound by the terms of the Declaration, and the parties hereto desire to set forth their agreements concerning the same.
     NOW, THEREFORE, in consideration of (a) the foregoing recitals and the mutual agreements hereinafter set forth, and (b) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows,
     1. Tenant’s Recognition of Declaration. Notwithstanding that the Lease has been executed prior to the recordation of the Declaration, Tenant agrees to recognize and by bound by all of the terms and conditions of the Declaration.
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     2. Miscellaneous.
          2.1 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estates, personal representatives, successors, and assigns.
          2.2 This Agreement is made in, and shall be governed, enforced and construed under the laws of, the State of California.
          2.3 This Agreement constitutes the entire understanding and agreements of the parties with respect to the subject matter hereof, and shall supersede and replace all prior understandings and agreements, whether verbal or in writing. The parties confirm and acknowledge that there are no other promises, covenants, understandings, agreements, representations, or warranties with respect to the subject matter of this Agreement except as expressly set forth herein.
          2.4 This Agreement is not to be modified, terminated, or amended in any respect, except pursuant to any instrument in writing duly executed by both of the parties hereto.
          2.5 In the event that either party hereto shall bring any legal action or other proceeding with respect to the breach, interpretation, or enforcement of this Agreement, or with respect to any dispute relating to any transaction covered by this Agreement, the losing party in such action or proceeding shall reimburse the prevailing party therein for all reasonable costs of litigation, including reasonable attorneys’ fees, in such amount as may be determined by the court or other tribunal having jurisdiction, including matters on appeal.
          2.6 All captions and heading herein are for convenience and ease of reference only, and shall not be used or referred to in any way in connection with the interpretation or enforcement of this Agreement.
          2.7 If any provision of this Agreement, as applied to any party or to any circumstance, shall be adjudged by a court of competent jurisdictions to be void or unenforceable for any reason, the same shall not affect any other provision of this Agreement, the application of such provision under circumstances different form those adjudged by the court, or the validity or enforceability of this Agreement as a whole.
          2.8 Time is of the essence of this Agreement.
          2.9 The Parties agree to execute any further documents, and take any further actions, as may be reasonable and appropriate in order to carry out the purpose and intent of this Agreement.
          2.10 As used herein, the masculine, feminine or neuter gender, and the singular and plural numbers, shall each be deemed to include the others whenever and whatever the context so indicates.
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2

SIGNATURE PAGE OF RECOGNITION OF
COVENANTS, CONDITIONS AND RESTRICTIONS
     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LANDLORD:	TENANT:

CARR NP PROPERTIES, L.L.C.,	SHORETEL, INC .,
a Delaware limited liability company	a California corporation

By:	By:	/s/ JOHN COMBS
John Moe
Managing Director

Print Name

Its:

[chairman, president or vice-president]

By:

Print Name

Its:

[secretary, assistant secretary, chief financial officer or assistant treasurer]
EXHIBIT F
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EXHIBIT G
OAKMEAD WEST
HAZARDOUS SUBSTANCES DISCLOSURE CERTIFICATE
     Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Substances Disclosure Certificate is necessary for the Landlord to evaluate your proposed uses of the premises (the “Premises”) and to determine whether to enter into a lease agreement with you as tenant. If a lease agreement is signed by you and the Landlord (the “Lease Agreement”), on an annual basis in accordance with the provisions of Section 24.2 of the Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:	c/o CarrAmerica Realty Corporation
1810 Gateway Drive, Suite 150
San Mateo, CA 94404
Attn: Market Officer
Phone: (650) 655-6800

Name of (Prospective) Tenant:	SHORETEL

Mailing Address:	960 Stewart Dr.

Sunnyvale, CA 94085

Contact Person, Title and Telephone Number(s):	Jeff Martin Dir. Ops/Facilities

(408) 331-3466 (w) (408) 718-4406 (cell)

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):	Same

	Address of (Prospective) Premises:	960 Stewart Dr. Sunnyvale, CA 94085

	Length of (Prospective) initial Term:	2 yrs.

1.	GENERAL INFORMATION:

Describe the proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled, and services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.
No change

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2.	USE, STORAGE AND DISPOSAL OF HAZARDOUS SUBSTANCES

	2.1	Will any Hazardous Substances (as hereinafter defined) be used, generated, treated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Substances which continue to be used, generated, treated, stored or disposed of in, on or about the Premises.

		Wastes	Yes ☐	No ☑

		Chemical Products	Yes ☐	No ☑

		Other	Yes ☐	No ☑

If Yes is marked, please explain:

	2.2	If Yes is marked in Section 2.1, attach a list of any Hazardous Substances to be used, generated, treated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Substances to be present on or about the Premises at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws, as hereinafter defined); and the proposed location(s) and method(s) of treatment or disposal for each Hazardous Substance, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year’s certificate.

3.	STORAGE TANKS AND SUMPS

Is any above or below ground storage or treatment of gasoline, diesel, petroleum, or other Hazardous Substances in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

Yes ☐ No ☑

If yes, please explain:

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4.	WASTE MANAGEMENT
4.1	Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

Yes ☐ No ☑

4.2	Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

Yes ☐ No ☑

If yes, attach a copy of the most recent report filed.
5.	WASTEWATER TREATMENT AND DISCHARGE
5.1	Will your company discharge wastewater or other wastes to:

___ storm drain? ___ sewer?

___ surface water? X no wastewater or other wastes discharged.

Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

5.2	Will any such wastewater or waste be treated before discharge?

Yes ☐ No ☑
If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

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6.	AIR DISCHARGES

	6.1	Do you plan for any air filtration systems or stacks to be used in your company’s operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

Yes ☐ No ☑

If yes, please describe:

	6.2	Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

_____ Spray booth(s) _____ Incinerator(s)
_____ Dip tank(s) _____ Other (Please describe)
_____ Drying oven(s) X No Equipment Requiring Air Permits

If yes, please describe:

	6.3	Please describe (and submit copies of with this Hazardous Substances Disclosure Certificate) any reports you have filed in the past thirty-six months with any governmental or quasi-governmental agencies or authorities related to air discharges or clean air requirements and any such reports which have been issued during such period by any such agencies or authorities with respect to you or your business operations.

7.	HAZARDOUS SUBSTANCES DISCLOSURES

	7.1	Has your company prepared or will it be required to prepare a Hazardous Substances management plan (“Management Plan”) or Hazardous Substances Business Plan and Inventory (“Business Plan”) pursuant to Fire Department or other governmental or regulatory agencies’ requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

Yes ☐ No ☑
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If yes, attach a copy of the Management Plan or Business Plan. Existing tenants should attach a copy of any required updates to the Management Plan or Business Plan.

7.2	Are any of the Hazardous Substances, and in particular chemicals, proposed to be used in your operations in, on or about the Premises listed or regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Substances being so used which are listed or regulated under Proposition 65.

Yes ☐ No ☑

If yes, please explain:

8.	ENFORCEMENT ACTIONS AND COMPLAINTS

8.1	With respect to Hazardous Substances or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

Yes ☐ No ☑

If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 24.2 of the Lease Agreement.

8.2	Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?
     Yes ☐ No ☑
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If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Paragraph 32 of the Lease Agreement.

8.3	Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company’s current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises and the current status of any such problems or complaints.

Yes ☐ No ☑

If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement and the current status of any such problems or complaints.

9.	PERMITS AND LICENSES

Attach copies of all permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any Hazardous Substances permits, wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.
     As used herein, “Hazardous Substances” and “Environmental Laws” shall have the meanings given to such terms in the Lease Agreement.
     The undersigned hereby acknowledges and agrees that this Hazardous Substances Disclosure Certificate is being delivered to Landlord in connection with the evaluation of a Lease Agreement and, if such Lease Agreement is executed, will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that if such Lease Agreement is executed, this Hazardous Substances Disclosure Certificate will be updated from time to time in accordance with Section 24.2 of the Lease Agreement. The undersigned further acknowledges and agrees that the Landlord and its partners, lenders and representatives may, and will, rely upon the
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statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.
     I [print name] John Combs, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.
(PROSPECTIVE) TENANT:

By:	/s/ John Combs	/s/ JEFF MARTIN

Title:	CEO

Date:	4/30/07

EXHIBIT G
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EXHIBIT H
Intentionally Omitted
EXHIBIT H
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EXHIBIT I
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SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
RECORDING REQUESTED BY
WHEN RECORDED RETURN TO
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention: Harvey R. Uris, Esq.

APN:
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
SHORETEL, INC.
Tenant
AND
GERMAN AMERICAN CAPITAL CORPORATION
Lender
Premises: 960 Stewart Drive, Sunnyvale, California
Dated: as of                      ___, 2007

EXHIBIT I
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SUBORDINATION,
NON-DISTURBANCE AND ATTORNMENT AGREEMENT
     THIS AGREEMENT made as of this ___ day of ___, 2007, between GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, New York, New York 10005 (hereinafter called “Lender”), and SHORETEL, INC., a California corporation, having an address at 960 Stewart Drive, Sunnyvale, California 94085 (hereinafter called “Tenant”).
RECITALS:
     WHEREAS, by a lease dated as of April 20, 2007, between Carr NP Properties L.L.C., a Delaware limited liability company (hereinafter called “Landlord”), as landlord, and Tenant, as tenant (“Lease”), Landlord leased to Tenant certain premises located at 960 Stewart Drive, Sunnyvale, California (the “Premises”) on the property described in Schedule “A” annexed hereto and made a part hereof (the “Property”); and
     WHEREAS, Lender has made a loan to Landlord, which loan is secured by, among other things, a mortgage or deed of trust (which mortgage or deed of trust, and all amendments, renewals, increases, modifications, replacements, substitutions, extensions, spreaders and consolidations thereof and all re-advances thereunder and addictions thereto, is referred to as the “Security Instrument”) encumbering the Property and recorded in the Santa Clara County Official Records; and
     WHEREAS, Lender and Tenant desire to confirm their understanding and agreement with respect to the Lease and the Security Instrument.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Lender and Tenant hereby agree and covenant as follows:
     1. The Lease, and all of the terms, covenants, provisions and conditions thereof (including, without limitation, any right of first refusal, right of first offer, option or any similar right with respect to the sale or purchase of the Property, or any portion thereof) is, shall be and shall at all times remain and continue to be subject and subordinate in all respects to the lien, terms, covenants, provisions and conditions of the Security Instrument and to all advances and re-advances made thereunder and all sums secured thereby. This provision shall be self-operative but Tenant shall execute and deliver any additional instruments which Lender may reasonably require to effect such subordination.
     2. So long as (i) Tenant is not in default (beyond any period given in the Lease to Tenant to cure such default) in the payment of rent, percentage rent or additional rent or in the performance or observance of any of the other terms, covenants, provisions or conditions of the Lease on Tenant’s part to be performed or observed, and (ii) the Lease is in full force and effect: (a) Tenant’s possession of the Premises and Tenant’s rights and privileges under the Lease, or any extensions or renewals thereof which may be effected in accordance with any option therefor which is contained in the Lease, shall not be diminished or interfered with by Lender, and Tenant’s occupancy of the Premises shall not be disturbed by Lender for any reason whatsoever
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during the term of the Lease or any such extensions or renewals thereof and (b) Lender will not join Tenant as a party defendant in any action or proceeding to foreclose the Security Instrument or to enforce any rights or remedies of Lender under the Security Instrument which would cut-off, destroy, terminate or extinguish the Lease or Tenant’s interest and estate under the Lease (except to the extent required so that Tenant’s right to receive or set-off any monies or obligations owed or to be performed by any of Lender’s predecessors-in-interest shall not be enforceable thereafter against Lender or any of Lender’s successors-in-interest). Notwithstanding the foregoing provisions of this paragraph, if it would be procedurally disadvantageous for Lender not to name or join Tenant as a party in a foreclosure proceeding with respect to the Security Instrument, Lender may so name or join Tenant without in any way diminishing or otherwise affecting the rights and privileges granted to, or inuring to the benefit of, Tenant under this Agreement.
     3. (A) After notice is given by Lender that the Security Instrument is in default and that the rentals under the Lease should be paid to Lender, Tenant will attorn to Lender and pay to Lender, or pay in accordance with the directions of Lender, all rentals and other monies due and to become due to Landlord under the Lease or otherwise in respect of the Premises. Such payments shall be made regardless of any right of off-set, counterclaim or other defense which Tenant may have against Landlord, whether as the tenant under the Lease or otherwise.
          (B) In addition, if Lender (or its nominee or designee) shall succeed to the rights of Landlord under the Lease through possession or foreclosure action, delivery of a deed or otherwise, or another person purchases the Property or the portion thereof containing the Premises upon or following foreclosure of the Security Instrument or in connection with any bankruptcy case commenced by or against Landlord, then at the request of Lender (or its nominee or designee) or such purchaser (Lender, its nominees and designees, and such purchaser, and their respective successors and assigns, each being a “Successor-Landlord”), Tenant shall attorn to and recognize Successor-Landlord as Tenant’s landlord under the Lease and shall promptly execute and deliver any instrument that Successor-Landlord may reasonably request to evidence such attornment. Upon such attornment, the Lease shall continue in full force and effect as, or as if it were, a direct lease between Successor-Landlord and Tenant upon all terms, conditions and covenants as are set forth in the Lease. If the Lease shall have terminated by operation of law or otherwise as a result of or in connection with a bankruptcy case commenced by or against Landlord or a foreclosure action or proceeding or delivery of a deed in lieu, upon request of Successor-Landlord, Tenant shall promptly execute and deliver a direct lease with Successor-Landlord which direct lease shall be on substantially the same terms and conditions as the Lease (subject, however, to the provisions of clauses (i)-(v) of this paragraph 3(B) and shall be effective as of the day the Lease shall have terminated as aforesaid. Notwithstanding the continuation of the Lease, the attornment of Tenant thereunder or the execution of a direct lease between Successor-Landlord and Tenant as aforesaid, Successor- Landlord shall not:
               (i) be liable for any previous act or omission of Landlord under the Lease;
               (ii) be subject to any off-set, defense, or counterclaim which shall have theretofore accrued to Tenant against Landlord;
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               (iii) be bound by any modification of the Lease or by any previous prepayment of rent or additional rent made more than one (1) month prior to the date same was due which Tenant might have paid to Landlord, unless such modification or prepayment shall have been expressly approved in writing by Lender or Successor Landlord;
               (iv) be liable for any security deposited under the Lease unless such security has been physically delivered to Lender or Successor Landlord; and
               (v) be liable or obligated to comply with or fulfill any of the obligations of the Landlord under the Lease or any agreement relating thereto with respect to the construction of, or payment for, improvements on or above the Premises (or any portion thereof), leasehold improvements, tenant work letters and/or similar items.
     4. Tenant agrees that, without the prior written consent of Lender, it shall not (a) amend, modify, terminate or cancel the Lease or any extensions or renewals thereof, (b) tender a surrender of the Lease, (c) make a prepayment of any rent or additional rent more than one (1) month in advance of the due date thereof, or (d) subordinate or permit the subordination of the Lease to any lien subordinate to the Security Instrument. Any such purported action without such consent shall be void as against the holder of the Security Instrument.
     5. (A) Tenant shall promptly notify Lender of any default by Landlord under the Lease and of any act or omission of Landlord which would give Tenant the right to cancel or terminate the Lease or to claim a partial or total eviction.
          (B) In the event of a default by Landlord under the Lease which would give Tenant the right, immediately or after the lapse of a period of time, to cancel or terminate the Lease or to claim a partial or total eviction, or in the event of any other act or omission of Landlord which would give Tenant the right to cancel or terminate the Lease, Tenant shall not exercise such right (i) until Tenant has given written notice of such default, act or omission to Lender and (ii) unless Lender has failed, within sixty (60) days after Lender receives such notice to cure or remedy the default, act or omission, or, if such default, act or omission shall be one which is not reasonably capable of being remedied by Lender within such sixty (60) day period, until a reasonable period for remedying such default, act or omission shall have elapsed following the giving of such notice and following the time when Lender shall have become entitled under the Security Instrument to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under the Lease or otherwise, after similar notice, to effect such remedy), provided that Lender shall with due diligence give Tenant written notice of its intention to and shall commence and continue to, remedy such default, act or omission. If Lender cannot reasonably remedy a default, act or omission of Landlord until after Lender obtains possession of the Premises, Tenant may not terminate or cancel the Lease or claim a partial or total eviction by reason of such default, act or omission until the expiration of a reasonable period necessary for the remedy after Lender secures possession of the Premises. To the extent Lender incurs any expenses or other costs in curing or remedying such default, act or omission, including, without limitation, attorneys’ fees and disbursements, Lender shall be subrogated to Tenant’s rights against Landlord.
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          (C) Notwithstanding the foregoing, Lender shall have no obligation hereunder to remedy such default, act or omission.
     6. To the extent that the Lease shall entitle Tenant to notice of the existence of any mortgage and the identity of any mortgagee or any ground lessor, this Agreement shall constitute such notice to Tenant with respect to the Security Instrument and Lender.
     7. Upon and after the occurrence of a default under the Security Instrument, which is not cured after any applicable notice and/or cure periods, Lender shall be entitled, but not obligated, to exercise the claims, rights, powers, privileges and remedies of Landlord under the Lease and shall be further entitled to the benefits of, and to receive and enforce performance of, all of the covenants to be performed by Tenant under the Lease as though Lender were named therein as Landlord.
     8. Anything herein or in the Lease to the contrary notwithstanding, in the event that a Successor-Landlord shall acquire title to the Property or the portion thereof containing the Premises, Successor-Landlord shall have no obligation, nor incur any liability, beyond Successor-Landlord’s then interest, if any, in the Property, and Tenant shall look exclusively to such interest, if any, of Successor-Landlord in the Property for the payment and discharge of any obligations imposed upon Successor-Landlord hereunder or under the Lease, and Successor-Landlord is hereby released or relieved of any other liability hereunder and under the Lease. Tenant agrees that, with respect to any money judgement which may be obtained or secured by Tenant against Successor-Landlord, Tenant shall look solely to the estate or interest owned by Successor-Landlord in the Property, and Tenant will not collect or attempt to collect any such judgement out of any other assets of Successor-Landlord.
     9. Notwithstanding anything to the contrary in the Lease, Tenant agrees for the benefit of Landlord and Lender that, except as permitted by, and fully in accordance with, applicable law, Tenant shall not generate, store, handle, discharge or maintain in, on or about any portion of the Property, any asbestos, polychlorinated biphenyls, or any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such (including, but not limited to, pesticides and petroleum products if they are defined, determined or identified as such) in any federal, state or local laws, rules or regulations (whether now existing or hereafter enacted or promulgated) or any judicial or administrative interpretation of any thereof, including any judicial or administrative interpretation of any thereof, including any judicial or administrative orders or judgments.
     10. If the Lease provides that Tenant is entitled to expansion space, Successor-Landlord shall have no obligation nor any liability for failure to provide such expansion space if a prior landlord (including, without limitation, Landlord), by reason of a lease or leases entered into by such prior landlord with other tenants of the Property, has precluded the availability of such expansion space.
     11. Except as specifically provided in this Agreement, Lender shall not, by virtue of this Agreement, the Security Instrument or any other instrument to which Lender may be a party, be or become subject to any liability or obligation to Tenant under the Lease or otherwise.
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     12. (A) Tenant acknowledges and agrees that this Agreement satisfies and complies in all respects with the provisions of Article 18 of the Lease and that this Agreement supersedes (but only to the extent inconsistent with) the provisions of such Article and any other provision of the Lease relating to the priority or subordination of the Lease and the interests or estates created thereby to the Security Instrument.
          (B) Tenant agrees to enter into a subordination, non-disturbance and attornment agreement with any lender which shall succeed Lender as lender with respect to the Property, or any portion thereof, provided such agreement is substantially similar to this Agreement. Tenant does herewith irrevocably appoint and constitute Lender as its true and lawful attorney-in-fact in its name, place and stead to execute such subordination, non-disturbance and attornment agreement, without any obligation on the part of Lender to do so. This power, being coupled with an interest, shall be irrevocable as long as the Indebtedness secured by the Security Instrument remains unpaid. Lender agrees not to exercise its rights under the preceding two sentences if Tenant promptly enters into the subordination, non-disturbance and attornment agreement as required pursuant to the first sentence of this subparagraph (B).
     13. (A) Any notice required or permitted to be given by Tenant to Landlord shall be simultaneously given also to Lender, and any right to Tenant dependent upon notice shall take effect only after notice is so given. Performance by Lender shall satisfy any conditions of the Lease requiring performance by Landlord, and Lender shall have a reasonable time to complete such performance as provided in Paragraph 5 hereof.
          (B) All notices or other communications required or permitted to be given to Tenant or to Lender pursuant to the provisions of this Agreement shall be in writing and shall be deemed given only if mailed by United States registered mail, postage prepaid, or if sent by nationally recognized overnight delivery service (such as Federal Express or United States Postal Service Express Mail), addressed as follows: to Tenant, at the address first set forth above, Attention: Director of Facilities and Chief Financial Officer, with a copy to ; to Lender, at the address first set forth above, Attention: Asset Management and General Counsel, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Attention: Harvey R. Uris, Esq.; or to such other address or number as such party may hereafter designate by notice delivered in accordance herewith. All such notices shall be deemed given three (3) business days after delivery to the United States Post office registry clerk if given by registered mail, or on the next business day after delivery to an overnight delivery courier.
     14. This Agreement may be modified only by an agreement in writing signed by the parties hereto, or their respective successors-in-interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns. The term “Lender” shall mean the then holder of the Security Instrument. The term “Landlord” shall mean the then holder of the landlord’s interest in the Lease. The term “person” shall mean an individual, joint venture, corporation, partnership, trust, limited liability company, unincorporated association or other entity. All references herein to the Lease shall mean the Lease as modified by this Agreement and to any amendments or modifications to the Lease which are consented to in writing by Lender. Any inconsistency between the Lease and the
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provisions of this Agreement shall be resolved, to the extent of such inconsistency, in favor of this Agreement.
     15. Tenant hereby represents to Lender as follows:
          (a) The Lease is in full force and effect and has not been further amended.
          (b) There has been no assignment of the Lease or subletting of any portion of the premises demised under the Lease.
          (c) There are no oral or written agreements or understandings between Landlord and Tenant relating to the premises demised under the Lease or the Lease transaction except as set forth in the Lease.
          (d) The execution of the Lease was duly authorized and the Lease is in full force and effect and to the best of Tenant’s knowledge there exists no default (beyond any applicable grace period) on the part of either Tenant or Landlord under the Lease.
          (e) There has not been filed by or against nor to the best of the knowledge and belief of Tenant is there threatened against Tenant, any petition under the bankruptcy laws of the United States.
          (f) To the best of Tenant’s knowledge, there is no present assignment, hypothecation or pledge of the Lease or rents accruing under the Lease by Landlord, other than pursuant to the Security Instrument.
     16. Whenever, from time to time, reasonably requested by Lender (but not more than three (3) times during any calendar year), Tenant shall execute and deliver to or at the direction of Lender, and without charge to Lender, one or more written certifications, in a form acceptable to Tenant, of all of the matters set forth in Paragraph 15 above, and any other information the Lender may reasonably require to confirm the current status of the Lease.
     17. BOTH TENANT AND LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     18. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located.
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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LENDER

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:

Name:

Title:

TENANT

SHORETEL, INC., a
California corporation

By:

Name:

Title:

AGREED AND CONSENTED TO:
CARR NP PROPERTIES, L.L.C.

By:
Christopher Peatross Chief
Executive Officer
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STATE OF	)

	)	ss.
COUNTY OF	)

On , before me, , personally appeared                                                                                 , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal.

Signature of Notary Public	(Seal)

STATE OF	)

	)	ss.
COUNTY OF	)

On , before me, , personally appeared                                                                                 , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal.

Signature of Notary Public	(Seal)
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STATE OF	)

	)	ss.
COUNTY OF	)

On , before me, , personally appeared                                                                                 , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal.

Signature of Notary Public	(Seal)

STATE OF	)

	)	ss.
COUNTY OF	)

On , before me, , personally appeared                                                                                 , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal.

Signature of Notary Public	(Seal)
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SCHEDULE A
Legal Description of Property
All that real property situated in the City of Sunnyvale, County of Santa Clara, State of California, more particularly described as follows:
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